Exhibit 99.2

Chubb Limited

Financial Supplement

for the Quarter and Year Ended December 31, 2023

Investor Contact

Karen Beyer: (212) 827-4445

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb Limited’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from such statements. For example, forward-looking statements related to financial performance, including exposures, reserves and recoverables, could be affected by the frequency and severity of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by, among other things, competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war, and such other factors identified in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chubb Limited

Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1a
	- Consolidated Financial Highlights (ex tax benefit)	1b

II.	Consolidated Results
	- Consolidated Statement of Operations	2
	- P&C Results - Consecutive Quarters	3
	- Global P&C Results - Consecutive Quarters	4
	- Summary Consolidated Balance Sheets	5
	- Product Line	6
	- Consolidated Results by Segment	7 - 10

III.	Segment Results
	- North America Commercial P&C Insurance	11
	- North America Personal P&C Insurance	12
	- North America Agricultural Insurance	13
	- Overseas General Insurance	14
	- Global Reinsurance	15
	- Life Insurance	16
	- Corporate	17

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	18
	- Reinsurance Recoverable Analysis	19
	- Investment Portfolio	20 - 23
	- Net Realized and Unrealized Gains (Losses)	24 - 25
	- Debt and Capital	26
	- Computation of Basic and Diluted Earnings Per Share	27
	- Book Value and Book Value per Common Share	28

V.	Other Disclosures
	- Non-GAAP Financial Measures	29 - 35
	- Accounting Adoption	36
	- Glossary	37

New U.S. GAAP Accounting Standard Adopted in 2023

Effective January 1, 2023, the company adopted the Long-Duration Targeted Improvements (LDTI) U.S. GAAP guidance, which principally impacted the Life Insurance segment. Financial data for the prior reporting periods in this report are adjusted, as applicable, and are presented in accordance with the new guidance.

As Adjusted results: results for prior periods presented in this report are in accordance with the new guidance.

Refer to page 36 in this financial supplement for more details.

Consolidation of Huatai Group Effective July 1, 2023

Effective July 1, 2023, the company increased its aggregate ownership interest in Huatai Group (Huatai), resulting in a majority controlling interest, and applied consolidation accounting beginning in the third quarter.

In this financial supplement, business activity for, and the financial position of, Huatai is reported at 100%, as required, except for core operating income, net income, book value, tangible book value, ROE, per share data, and certain other key metrics, which include only the company’s ownership interest and exclude the non-controlling interest.

Chubb Limited

Consolidated Financial Highlights

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

		As Adjusted					As Adjusted
	Three months ended December 31			Constant $	Constant $	Year ended December 31			Constant $	Constant $
	2023	2022	% Change	2022	% Change	2023	2022	% Change	2022	% Change

Gross premiums written	$13,646	$12,440	9.7%	$12,585	8.4%	$57,526	$51,978	10.7%	$51,982	10.7%

Net premiums written	$11,596	$10,226	13.4%	$10,356	12.0%	$47,361	$41,720	13.5%	$41,731	13.5%

P&C net premiums written	$10,146	$9,021	12.5%	$9,118	11.3%	$41,896	$38,112	9.9%	$38,109	9.9%

Global P&C net premiums written	$9,539	$8,637	10.5%	$8,734	9.2%	$38,708	$35,205	10.0%	$35,202	10.0%

Life Insurance net premiums written	$1,450	$1,205	20.3%	$1,238	17.2%	$5,465	$3,608	51.5%	$3,622	50.9%

Net premiums earned	$11,897	$10,544	12.8%	$10,677	11.4%	$45,712	$40,360	13.3%	$40,423	13.1%

P&C underwriting income	$1,517	$1,121	35.2%	$1,136	33.6%	$5,460	$4,555	19.9%	$4,552	19.9%

P&C CAY underwriting income ex Cats	$1,640	$1,354	21.1%	$1,365	20.1%	$6,515	$5,861	11.1%	$5,849	11.4%

Adjusted net investment income	$1,487	$1,118	33.0%	$1,125	32.2%	$5,343	$4,023	32.8%	$4,027	32.7%

Core operating income	$3,410	$1,674	103.6%	$1,692	101.5%	$9,337	$6,429	45.2%	$6,424	45.3%

Net investment income	$1,371	$1,053	30.2%	$1,060	29.4%	$4,937	$3,742	31.9%	$3,746	31.8%

Chubb net income	$3,300	$1,311	151.7%			$9,028	$5,246	72.1%

Operating cash flow	$3,186	$2,658				$12,632	$11,258

Adjusted operating cash flow	$2,736	$2,658				$12,182	$11,258

P&C combined ratio
Loss and loss expense ratio	59.8%	62.1%				60.6%	62.0%
Policy acquisition cost and administrative expense ratio	25.7%	25.9%				25.9%	25.6%

Combined ratio	85.5%	88.0%				86.5%	87.6%

P&C Current Accident Year (CAY) combined ratio ex Catastrophe losses (Cats)
CAY loss and loss expense ratio ex Cats	58.7%	59.9%				58.2%	58.8%
CAY policy acquisition cost and administrative expense ratio ex Cats	25.6%	25.7%				25.7%	25.4%

CAY combined ratio ex Cats	84.3%	85.6%				83.9%	84.2%

ROE	23.6%	10.7%				16.4%	9.6%
Core operating return on tangible equity (ROTE)	35.3%	18.2%				24.2%	17.0%
Core operating return on equity (ROE)	21.9%	11.7%				15.4%	11.1%

Effective tax rate	-26.0%	20.2%				5.3%	19.1%
Core operating effective tax rate	-24.5%	17.3%				6.9%	17.7%

Diluted earnings per share

Chubb net income	$8.03	$3.13	156.5%			$21.80	$12.39	75.9%

Core operating income	$8.30	$4.00	107.5%			$22.54	$15.18	48.5%

Weighted average basic common shares outstanding	407.2	415.3				410.8	419.8
Weighted average diluted common shares outstanding	410.7	418.9				414.2	423.5

			% Change	As Adjusted	% Change
	December 31 2023	September 30 2023	4Q-23 vs. 3Q-23	December 31 2022	4Q-23 vs. 4Q-22

Book value per common share	$146.83	$128.37	14.4%	$121.85	20.5%

Tangible book value per common share	$87.98	$70.89	24.1%	$72.51	21.3%

Book value per common share, excl. AOCI	$163.64	$156.60	4.5%	$146.42	11.8%
Tangible book value per common share, excl. AOCI	$102.78	$96.83	6.1%	$94.90	8.3%

Note: Q4 2023 and full year 2023 include the impact of the one-time deferred tax benefit of $1.14 billion related to the enactment of Bermuda’s new income tax law. Refer to page 1b for the impact of this tax benefit on key metrics.

Financial Highlights	Page 1a

Chubb Limited

Consolidated Financial Highlights (ex tax benefit)

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Metrics on this page for Q4 2023 and full year 2023 excludes the impact of the one-time deferred tax benefit of $1.14 billion for transition provisions included as part of Bermuda’s newly enacted income tax law.

	Excluding tax benefit	As Adjusted	Excluding tax benefit	Excluding tax benefit	As Adjusted	Excluding tax benefit

	Three months ended December 31			Year ended December 31
	2023	2022	% Change	2023	2022	% Change

Core operating income	$2,275	$1,674	35.8%	$8,202	$6,429	27.6%
Chubb net income	$2,165	$1,311	65.1%	$7,893	$5,246	50.4%
ROE	15.6%	10.7%		14.5%	9.6%
Core operating return on tangible equity (ROTE)	23.9%	18.2%		21.6%	17.0%
Core operating return on equity (ROE)	14.7%	11.7%		13.6%	11.1%

Effective tax rate	17.4%	20.2%		17.2%	19.1%
Core operating effective tax rate	17.0%	17.3%		18.2%	17.7%

Diluted earnings per share
Chubb net income	$5.27	$3.13	68.4%	$19.06	$12.39	53.8%
Core operating income	$5.54	$4.00	38.5%	$19.80	$15.18	30.4%

	Excluding tax benefit		Excluding tax benefit	As Adjusted	Excluding tax benefit
			% Change		% Change
	December 31 2023	September 30 2023	4Q-23 vs. 3Q-23	December 31 2022	4Q-23 vs. 4Q-22

Book value per common share	$144.03	$128.37	12.2%	$121.85	18.2%
Tangible book value per common share	$85.18	$70.89	20.2%	$72.51	17.5%

Book value per common share, excl. AOCI	$160.84	$156.60	2.7%	$146.42	9.8%
Tangible book value per common share, excl. AOCI	$99.98	$96.83	3.3%	$94.90	5.4%

Fin Highlights (ex tax benefit)	Page 1b

Chubb Limited

Statement of Operations - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

					As Adjusted		As Adjusted
Consolidated Statements of Operations	4Q-23	3Q-23	2Q-23	1Q-23	4Q-22	Full Year 2023	Full Year 2022

Gross premiums written	$13,646	$15,996	$14,880	$13,004	$12,440	$57,526	$51,978

Net premiums written	11,596	13,104	11,951	10,710	10,226	47,361	41,720

Net premiums earned	11,897	12,674	10,999	10,142	10,544	45,712	40,360

Adjusted losses and loss expenses (1)	6,165	7,113	5,678	5,149	5,741	24,105	22,583

Realized (gains) losses on crop derivatives	2	7	(5)	1	2	5	11

Losses and loss expenses	6,163	7,106	5,683	5,148	5,739	24,100	22,572

Adjusted policy benefits (2)	1,052	957	842	822	799	3,673	2,356

Gains (losses) from fair value changes in separate account liabilities	(11)	19	12	25	(74)	45	42

Policy benefits	1,063	938	830	797	873	3,628	2,314

Policy acquisition costs	2,117	2,178	2,016	1,948	1,924	8,259	7,339

Administrative expenses	1,048	1,060	969	930	916	4,007	3,395

Adjusted net investment income (3)	1,487	1,415	1,241	1,200	1,118	5,343	4,023

Other (income) expense from private equity partnerships	(109)	(92)	(93)	(91)	(60)	(385)	(240)

Amortization expense of fair value adjustment on acquired invested assets	(7)	(9)	(3)	(2)	(5)	(21)	(41)

Net investment income	1,371	1,314	1,145	1,107	1,053	4,937	3,742

Adjusted realized gains (losses) (4)	(121)	(96)	(309)	(76)	(147)	(602)	(1,074)

Realized gains (losses) on crop derivatives	(2)	(7)	5	(1)	(2)	(5)	(11)

Net realized gains (losses)	(123)	(103)	(304)	(77)	(149)	(607)	(1,085)

Market risk benefits gains (losses)	(153)	(32)	(7)	(115)	(5)	(307)	80

Adjusted interest expense (5)	179	179	170	165	159	693	591

Amortization benefit of fair value adjustment on acquired long term debt	(6)	(5)	(5)	(5)	(5)	(21)	(21)

Interest expense	173	174	165	160	154	672	570

Gains (losses) from fair value changes in separate account assets	11	(19)	(12)	(25)	74	(45)	(42)

Net realized gains (losses) related to unconsolidated entities	143	59	(9)	238	(207)	431	(262)

Other income (expense) from private equity partnerships	109	92	93	91	60	385	240

Other income (expense) - operating	23	22	28	(8)	(25)	65	(25)

Other income (expense)	286	154	100	296	(98)	836	(89)

Amortization expense of purchased intangibles	84	84	70	72	74	310	285

Cigna integration expenses	18	14	15	22	22	69	48

Income tax expense (benefit)	(678)	413	392	384	332	511	1,239

Net income	$3,290	$2,040	$1,793	$1,892	$1,311	$9,015	$5,246

Less: NCI income (loss)	(10)	(3)	-	-	-	(13)	-

Chubb net income	$3,300	$2,043	$1,793	$1,892	$1,311	$9,028	$5,246

(1) Adjusted losses and loss expenses used throughout this report includes realized gains and losses on crop derivatives.

(2) Adjusted policy benefits used throughout this report excludes gains and losses from fair value changes in separate account liabilities.

(3) Adjusted net investment income used throughout this report excludes Amortization expense of fair value adjustment on acquired invested assets and includes income from private equity partnerships where we hold more than three percent ownership.

(4) Adjusted realized gains (losses) used throughout this report excludes realized gains and losses on crop derivatives.

(5) Adjusted interest expense used throughout this report excludes Amortization benefit of fair value adjustment on acquired long term debt.

Statement of Operations	Page 2

Chubb Limited

P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Chubb Limited P&C Underwriting Results	4Q-23	3Q-23	2Q-23	1Q-23	4Q-22	Full Year 2023	Full Year 2022

P&C underwriting income (Including Corporate and excluding Life Insurance)

Gross premiums written	$12,122	$14,467	$13,538	$11,645	$11,158	$51,772	$48,143
Net premiums written	10,146	11,652	10,681	9,417	9,021	41,896	38,112
Net premiums earned	10,461	11,232	9,743	8,878	9,359	40,314	36,850
Adjusted losses and loss expenses	6,138	7,093	5,643	5,117	5,734	23,991	22,498
Adjusted policy benefits	119	91	137	110	76	457	358
Policy acquisition costs	1,857	1,899	1,739	1,675	1,676	7,170	6,554
Administrative expenses	830	844	799	763	752	3,236	2,885

P&C underwriting income	$1,517	$1,305	$1,425	$1,213	$1,121	$5,460	$4,555

P&C CAY underwriting income ex Cats	$1,640	$1,775	$1,625	$1,475	$1,354	$6,515	$5,861

% Change versus prior year period
Net premiums written	12.5%	8.4%	9.8%	9.3%	5.9%	9.9%	7.7%
Net premiums earned	11.8%	9.2%	8.1%	8.3%	7.5%	9.4%	8.5%

Net premiums written constant $	11.3%	7.6%	10.4%	11.0%	9.8%	9.9%	10.3%
Net premiums earned constant $	10.6%	8.1%	8.7%	9.8%	11.3%	9.3%	11.2%

P&C combined ratio
Loss and loss expense ratio	59.8%	64.0%	59.3%	58.9%	62.1%	60.6%	62.0%
Policy acquisition cost ratio	17.8%	16.9%	17.9%	18.8%	17.9%	17.8%	17.8%
Administrative expense ratio	7.9%	7.5%	8.2%	8.6%	8.0%	8.1%	7.8%

Combined ratio	85.5%	88.4%	85.4%	86.3%	88.0%	86.5%	87.6%

CAY P&C combined ratio ex Cats

CAY loss and loss expense ratio ex Cats	58.7%	60.1%	57.4%	55.9%	59.9%	58.2%	58.8%
CAY policy acquisition cost and administrative expense ratio ex Cats	25.6%	24.2%	25.9%	27.5%	25.7%	25.7%	25.4%

CAY combined ratio ex Cats	84.3%	84.3%	83.3%	83.4%	85.6%	83.9%	84.2%

Other ratios
Net premiums written/gross premiums written	84%	81%	79%	81%	81%	81%	79%

Expense ratio	25.7%	24.4%	26.1%	27.4%	25.9%	25.9%	25.6%
Expense ratio excluding A&H	23.9%	22.6%	24.3%	25.7%	24.2%	24.0%	23.9%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$-	$-	$-	$-	$(6)	$-	$49
Catastrophe losses - pre-tax	$300	$670	$400	$458	$394	$1,828	$2,231
Favorable prior period development (PPD) - pre-tax	$(177)	$(200)	$(200)	$(196)	$(167)	$(773)	$(876)

Impact of catastrophe losses on P&C combined ratio - Unfavorable	2.9%	6.0%	4.1%	5.1%	4.2%	4.5%	5.9%
Impact of PPD on P&C combined ratio - Favorable	-1.7%	-1.9%	-2.0%	-2.2%	-1.8%	-1.9%	-2.5%
Impact of Cats and PPD on P&C combined ratio - Unfavorable	1.2%	4.1%	2.1%	2.9%	2.4%	2.6%	3.4%

P&C Results	Page 3

Chubb Limited

Global P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C includes the company’s North America Commercial P&C Insurance segment (refer to page 11), North America Personal P&C Insurance segment (refer to page 12), Overseas General Insurance segment (refer to page 14), Global Reinsurance segment (refer to page 15), and Corporate (refer to page 17). Global P&C excludes the North America Agricultural Insurance and Life Insurance segments.

Global P&C (Including Corporate and excluding Agriculture)	4Q-23	3Q-23	2Q-23	1Q-23	4Q-22	Full Year 2023	Full Year 2022

Global P&C underwriting income
Gross premiums written	$11,614	$12,063	$12,449	$11,240	$10,662	$47,366	$43,731
Net premiums written	9,539	10,131	9,914	9,124	8,637	38,708	35,205
Net premiums earned	9,626	9,692	9,108	8,719	8,738	37,145	34,012
Adjusted losses and loss expenses	5,267	5,737	5,136	4,977	5,007	21,117	19,941
Adjusted policy benefits	119	91	137	110	76	457	358
Policy acquisition costs	1,835	1,823	1,702	1,660	1,661	7,020	6,428
Administrative expenses	840	841	796	760	766	3,237	2,895

Global P&C underwriting income	$1,565	$1,200	$1,337	$1,212	$1,228	$5,314	$4,390

Global P&C CAY underwriting income ex Cats	$1,692	$1,661	$1,545	$1,450	$1,493	$6,348	$5,693

% Change versus prior year period
Net premiums written	10.5%	12.3%	10.2%	6.7%	4.8%	10.0%	6.7%
Net premiums earned	10.2%	12.5%	7.9%	6.0%	6.2%	9.2%	7.6%

Net premiums written constant $	9.2%	11.2%	10.9%	8.3%	8.8%	10.0%	9.5%
Net premiums earned constant $	8.9%	11.2%	8.6%	7.5%	10.2%	9.1%	10.5%

Combined ratio

Loss and loss expense ratio	56.0%	60.1%	57.9%	58.3%	58.2%	58.1%	59.7%
Policy acquisition cost ratio	19.0%	18.8%	18.7%	19.1%	19.0%	18.9%	18.9%
Administrative expense ratio	8.7%	8.7%	8.7%	8.7%	8.7%	8.7%	8.5%

Combined ratio	83.7%	87.6%	85.3%	86.1%	85.9%	85.7%	87.1%

CAY combined ratio ex Cats

CAY loss and loss expense ratio ex Cats	54.7%	55.7%	55.8%	55.6%	55.4%	55.5%	56.0%
CAY policy acquisition cost and administrative expense ratio ex Cats	27.7%	27.3%	27.3%	27.8%	27.5%	27.5%	27.3%

CAY combined ratio ex Cats	82.4%	83.0%	83.1%	83.4%	82.9%	83.0%	83.3%

Other ratios
Net premiums written/gross premiums written	82%	84%	80%	81%	81%	82%	81%

Expense ratio	27.7%	27.5%	27.4%	27.8%	27.7%	27.6%	27.4%
Expense ratio excluding A&H	26.1%	25.6%	25.7%	26.0%	26.0%	25.8%	25.7%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$-	$-	$-	$-	$(6)	$-	$49
Catastrophe losses - pre-tax	$298	$652	$405	$434	$382	$1,789	$2,167
Favorable prior period development (PPD) - pre-tax	$(171)	$(191)	$(197)	$(196)	$(123)	$(755)	$(815)

Impact of catastrophe losses on combined ratio - Unfavorable	3.0%	6.7%	4.4%	5.0%	4.4%	4.8%	6.2%
Impact of PPD on combined ratio - Favorable	-1.8%	-2.1%	-2.2%	-2.3%	-1.4%	-2.1%	-2.4%
Impact of Cats and PPD on combined ratio - Unfavorable	1.2%	4.6%	2.2%	2.7%	3.0%	2.7%	3.8%

Global P&C	Page 4

Chubb Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

(Unaudited)

					As Adjusted
	December 31 2023	September 30 2023	June 30 2023	March 31 2023	December 31 2022
Assets

Short-term investments, at fair value	$4,551	$5,454	$4,097	$3,693	$4,960
Fixed maturities available for sale, at fair value (1)	106,571	99,766	96,789	88,364	85,220
Fixed maturities held to maturity, at amortized cost (1)	-	-	-	8,425	8,848
Private debt held-for-investment, at amortized cost	2,553	2,401	-	-	-
Equity securities, at fair value	3,455	3,395	1,043	942	827
Private equities	14,078	13,362	13,288	12,805	12,355
Other investments	5,527	5,583	1,419	1,387	1,341

Total investments	136,735	129,961	116,636	115,616	113,551

Cash and restricted cash	2,621	2,778	2,375	2,382	2,127
Securities lending collateral	1,299	1,469	1,525	1,582	1,523
Insurance and reinsurance balances receivable	13,379	13,907	14,128	12,340	11,933
Reinsurance recoverable on losses and loss expenses	19,952	19,750	18,398	18,141	18,859
Deferred policy acquisition costs	7,152	6,856	6,666	6,296	6,031
Value of business acquired (VOBA)	3,674	3,675	3,575	3,603	3,702
Prepaid reinsurance premiums	3,221	3,514	3,599	3,166	3,136
Goodwill and other intangible assets ($25,314 represents Chubb portion as of 12/31/2023) (2)	26,461	26,398	21,642	21,539	21,669
Deferred tax assets	186	_	-	-	-
Investments in partially-owned insurance companies (2)	191	188	3,542	3,728	2,507
Separate account assets	5,573	5,306	5,574	5,300	5,190
Other assets	8,417	8,946	7,788	7,722	8,789

Total assets	$228,861	$222,748	$205,448	$201,415	$199,017

Liabilities
Unpaid losses and loss expenses	$80,122	$79,705	$76,480	$75,417	$75,747
Unearned premiums	22,051	22,684	21,860	20,261	19,713

Future policy benefits	13,954	13,109	11,064	10,782	10,476

Market risk benefits	771	770	722	830	800

Policyholder account balances	7,396	7,178	3,215	3,178	3,140

Separate account liabilities	5,573	5,306	5,574	5,300	5,190
Insurance and reinsurance balances payable	8,302	8,481	8,429	7,778	7,780
Securities lending payable	1,299	1,469	1,525	1,582	1,523
Accounts payable, accrued expenses, and other liabilities	10,899	11,039	8,382	8,076	8,567
Deferred tax liabilities	-	759	533	541	377
Short-term and long-term debt	14,495	14,436	14,481	14,375	14,877
Trust preferred securities	308	308	308	308	308

Total liabilities	165,170	165,244	152,573	148,428	148,498

Shareholders’ equity
Chubb shareholders’ equity, excl. AOCI	66,316	63,891	62,697	61,882	60,704
Accumulated other comprehensive income (loss) (AOCI)	(6,809)	(11,518)	(9,822)	(8,895)	(10,185)

Chubb shareholders’ equity	59,507	52,373	52,875	52,987	50,519
Noncontrolling interests	4,184	5,131	-	-	-

Total shareholders’ equity	63,691	57,504	52,875	52,987	50,519

Total liabilities and shareholders’ equity	$228,861	$222,748	$205,448	$201,415	$199,017

Book value per common share	$146.83	$128.37	$128.75	$127.94	$121.85
% change over prior quarter	14.4%	-0.3%	0.6%	5.0%	6.1%
Tangible book value per common share (3)	$87.98	$70.89	$78.97	$78.84	$72.51
% change over prior quarter	24.1%	-10.2%	0.2%	8.7%	8.9%

Book value per common share, excl. AOCI	$163.64	$156.60	$152.66	$149.42	$146.42
% change over prior quarter	4.5%	2.6%	2.2%	2.0%	1.6%
Tangible book value per common share, excl. AOCI	$102.78	$96.83	$101.03	$98.02	$94.90
% change over prior quarter	6.1%	-4.2%	3.1%	3.3%	2.4%

(1) The held-to-maturity portfolio was reclassified as available-for-sale effective June 30, 2023 to increase flexibility to execute on the company’s investment strategy.

(2) Q3 2023 includes embedded goodwill of $1.3 billion related to Huatai previously reported within Investments in partially-owned insurance companies on the Consolidated Balance Sheets as disclosed in the 2022 Form 10-K. This embedded goodwill increased to $2.0 billion at June 30, 2023, reflecting the additional shares that closed in the first half of 2023.

(3) Refer to page 28 in this financial supplement for more details.

Consol Bal Sheet	Page 5

Chubb Limited

Consolidated Net Premiums Written by Product Line

(in millions of U.S. dollars)

(Unaudited)

		As Adjusted				As Adjusted
	4Q-23	4Q-22	% Change	Constant $ % Change	Full Year 2023	Full Year 2022	% Change	Constant $ % Change
Net premiums written

Property and other short-tail lines	$1,961	$1,692	15.9%	14.8%	$8,414	$7,195	16.9%	17.5%
Commercial casualty	2,032	1,938	4.9%	4.1%	8,291	7,715	7.5%	7.8%
Financial lines	1,336	1,343	-0.5%	-1.3%	5,069	5,070	0.0%	0.3%
Workers’ compensation	546	539	1.3%	1.3%	2,239	2,164	3.5%	3.5%
Commercial multiple peril (1)	363	339	6.7%	6.7%	1,492	1,311	13.7%	13.7%
Surety	185	145	27.3%	24.6%	691	622	11.0%	9.6%

Total Commercial P&C lines	6,423	5,996	7.1%	6.3%	26,196	24,077	8.8%	9.1%

Agriculture	607	384	58.2%	58.2%	3,188	2,907	9.7%	9.7%

Personal homeowners	1,161	991	17.2%	17.1%	4,429	3,901	13.6%	13.9%
Personal automobile	557	392	42.1%	36.1%	1,991	1,631	22.1%	16.9%
Personal other	463	411	12.4%	9.1%	1,929	1,817	6.1%	6.2%

Total Personal lines	2,181	1,794	21.5%	19.5%	8,349	7,349	13.6%	12.7%

Global A&H - P&C	748	684	9.5%	6.4%	3,145	2,836	10.9%	10.9%

Reinsurance lines	187	163	15.1%	14.3%	1,018	943	8.0%	8.2%

Total P&C	$10,146	$9,021	12.5%	11.3%	$41,896	$38,112	9.9%	9.9%

Life Insurance	1,450	1,205	20.3%	17.2%	5,465	3,608	51.5%	50.9%

Total Consolidated	$11,596	$10,226	13.4%	12.0%	$47,361	$41,720	13.5%	13.5%

(1) Commercial multiple peril represents retail package business (property and general liability).

Product Line	Page 6

Chubb Limited

Consolidated Results - Three months ended December 31, 2023

(in millions of U.S. dollars, except ratios)

(Unaudited)

	North America Commercial P&C	North America Personal P&C	North America Agricultural	Overseas General	Global		Total	Life	Total
Q4 2023	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated

Net premiums written	$4,662	$1,474	$607	$3,216	$187	$-	$10,146	$1,450	$11,596

% of total net premiums written	40%	12%	5%	28%	2%	-	87%	13%	100%

Net premiums earned	4,706	1,452	835	3,226	242	-	10,461	1,436	11,897
Adjusted losses and loss expenses	2,631	877	871	1,504	107	148	6,138	27	6,165
Adjusted policy benefits	-	-	-	119	-	-	119	933	1,052
Policy acquisition costs	648	292	22	827	68	-	1,857	260	2,117
Administrative expenses	316	82	(10)	320	10	112	830	218	1,048

Underwriting income (loss)	1,111	201	(48)	456	57	(260)	1,517	(2)	1,515

Adjusted net investment income	813	96	20	259	64	4	1,256	231	1,487
Other income (expense) - operating	(4)	(1)	(1)	(4)	1	(14)	(23)	46	23
Amortization expense of purchased intangibles	-	(1)	(6)	(18)	-	(47)	(72)	(12)	(84)

Segment income (loss)	$1,920	$295	$(35)	$693	$122	$(317)	$2,678	$263	$2,941

Combined ratio	76.4%	86.2%	105.8%	85.9%	76.1%		85.5%
CAY combined ratio ex Cats	79.0%	80.4%	106.1%	85.2%	77.6%		84.3%

Consol Results - QTD 2023	Page 7

Chubb Limited

Consolidated Results - Full Year 2023

(in millions of U.S. dollars, except ratios)

(Unaudited)

	North America Commercial P&C	North America Personal P&C	North America Agricultural	Overseas General	Global		Total	Life	Total
Full Year 2023	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated

Net premiums written	$19,237	$5,878	$3,188	$12,575	$1,018	$-	$41,896	$5,465	$47,361

% of total net premiums written	41%	12%	7%	26%	2%	-	88%	12%	100%

Net premiums earned	18,416	5,536	3,169	12,231	962	-	40,314	5,398	45,712
Adjusted losses and loss expenses	11,256	3,511	2,874	5,643	426	281	23,991	114	24,105
Adjusted policy benefits	-	-	-	457	-	-	457	3,216	3,673
Policy acquisition costs	2,515	1,128	150	3,113	264	-	7,170	1,089	8,259
Administrative expenses	1,250	329	(1)	1,219	37	402	3,236	771	4,007

Underwriting income (loss)	3,395	568	146	1,799	235	(683)	5,460	208	5,668

Adjusted net investment income	3,017	358	63	895	208	46	4,587	756	5,343
Other income (expense) - operating	(22)	(3)	(1)	25	2	(51)	(50)	115	65
Amortization expense of purchased intangibles	-	(9)	(25)	(70)	-	(176)	(280)	(30)	(310)

Segment income (loss)	$6,390	$914	$183	$2,649	$445	$(864)	$9,717	$1,049	$10,766

Combined ratio	81.6%	89.7%	95.4%	85.3%	75.5%		86.5%
CAY combined ratio ex Cats	80.5%	80.1%	94.7%	85.1%	77.9%		83.9%

Consol Results - FY 2023	Page 8

Chubb Limited

Consolidated Results - Three months ended December 31, 2022

(in millions of U.S. dollars, except ratios)

(Unaudited)

						As Adjusted		As Adjusted
Q4 2022	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated

Net premiums written	$4,463	$1,315	$384	$2,696	$163	$-	$9,021	$1,205	$10,226
% of total net premiums written	43%	13%	4%	26%	2%	-	88%	12%	100%
Net premiums earned	4,462	1,328	621	2,738	210	-	9,359	1,185	10,544
Adjusted losses and loss expenses	2,849	843	727	1,122	105	88	5,734	7	5,741
Adjusted policy benefits	-	-	-	76	-	-	76	723	799
Policy acquisition costs	612	265	15	722	62	-	1,676	248	1,924
Administrative expenses	299	78	(14)	259	9	121	752	164	916

Underwriting income (loss)	702	142	(107)	559	34	(209)	1,121	43	1,164

Adjusted net investment income	647	84	13	166	49	9	968	150	1,118

Other income (expense) - operating	(5)	(1)	-	1	-	(12)	(17)	(8)	(25)
Amortization expense of purchased intangibles	-	(3)	(6)	(17)	-	(45)	(71)	(3)	(74)

Segment income (loss)	$1,344	$222	$(100)	$709	$83	$(257)	$2,001	$182	$2,183

Combined ratio	84.3%	89.3%	117.2%	79.6%	83.6%		88.0%
CAY combined ratio ex Cats	80.8%	77.1%	122.1%	84.8%	83.1%		85.6%

Consol Results - QTD 2022	Page 9

Chubb Limited

Consolidated Results - Full Year 2022

(in millions of U.S. dollars, except ratios)

(Unaudited)

						As Adjusted		As Adjusted
Full Year 2022	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated

Net premiums written	$17,889	$5,313	$2,907	$11,060	$943	$-	$38,112	$3,608	$41,720
% of total net premiums written	43%	13%	7%	26%	2%	-	91%	9%	100%
Net premiums earned	17,107	5,180	2,838	10,803	922	-	36,850	3,510	40,360
Adjusted losses and loss expenses	10,828	3,186	2,557	4,894	670	363	22,498	85	22,583
Adjusted policy benefits	-	-	-	358	-	-	358	1,998	2,356
Policy acquisition costs	2,313	1,057	126	2,818	240	-	6,554	785	7,339
Administrative expenses	1,113	291	(10)	1,070	36	385	2,885	510	3,395

Underwriting income (loss)	2,853	646	165	1,663	(24)	(748)	4,555	132	4,687

Adjusted net investment income	2,247	283	36	626	281	41	3,514	509	4,023

Other income (expense) - operating	(17)	(4)	(1)	(2)	(1)	(30)	(55)	30	(25)
Amortization expense of purchased intangibles	-	(10)	(26)	(57)	-	(182)	(275)	(10)	(285)

Segment income (loss)	$5,083	$915	$174	$2,230	$256	$(919)	$7,739	$661	$8,400

Combined ratio	83.3%	87.5%	94.2%	84.6%	102.6%		87.6%
CAY combined ratio ex Cats	81.1%	78.9%	94.4%	85.4%	81.5%		84.2%

Consol Results - FY 2022	Page 10

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance

	4Q-23	3Q-23	2Q-23	1Q-23	4Q-22	Full Year 2023	Full Year 2022
Gross premiums written	$5,752	$6,131	$6,611	$5,316	$5,718	$23,810	$22,865
Net premiums written	4,662	5,132	5,155	4,288	4,463	19,237	17,889
Net premiums earned	4,706	4,735	4,606	4,369	4,462	18,416	17,107
Losses and loss expenses	2,631	3,025	2,871	2,729	2,849	11,256	10,828
Policy acquisition costs	648	640	614	613	612	2,515	2,313
Administrative expenses	316	323	316	295	299	1,250	1,113

Underwriting income	1,111	747	805	732	702	3,395	2,853
Adjusted net investment income	813	780	726	698	647	3,017	2,247
Other income (expense) - operating	(4)	(6)	(5)	(7)	(5)	(22)	(17)

Segment income	$1,920	$1,521	$1,526	$1,423	$1,344	$6,390	$5,083

CAY underwriting income ex Cats	$990	$909	$890	$822	$859	$3,611	$3,252

Combined ratio
Loss and loss expense ratio	55.9%	63.9%	62.3%	62.5%	63.8%	61.1%	63.3%
Policy acquisition cost ratio	13.8%	13.5%	13.3%	14.0%	13.8%	13.7%	13.5%
Administrative expense ratio	6.7%	6.8%	6.9%	6.7%	6.7%	6.8%	6.5%

Combined ratio	76.4%	84.2%	82.5%	83.2%	84.3%	81.6%	83.3%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	58.6%	61.1%	60.7%	60.5%	60.8%	60.2%	61.3%
CAY policy acquisition cost and administrative expense ratio ex Cats (1)	20.4%	20.0%	20.0%	20.7%	20.0%	20.3%	19.8%

CAY combined ratio ex Cats	79.0%	81.1%	80.7%	81.2%	80.8%	80.5%	81.1%

Catastrophe reinstatement premiums expensed - pre-tax	$-	$-	$-	$-	$(1)	$-	$(1)
Catastrophe losses - pre-tax	$71	$246	$231	$162	$157	$710	$960
Favorable prior period development (PPD) - pre-tax	$(192)	$(84)	$(146)	$(72)	$(1)	$(494)	$(562)

% Change versus prior year period
Net premiums written	4.4%	8.7%	10.5%	6.2%	8.9%	7.5%	9.0%
Net premiums earned	5.5%	10.6%	8.4%	6.2%	10.7%	7.7%	10.6%

Other ratios
Net premiums written/gross premiums written	81%	84%	78%	81%	78%	81%	78%

Production by Size - Net premiums written (2)
Major Accounts & Specialty	$2,788	$3,075	$3,307	$2,483	$2,682	$11,653	$10,782
Commercial	1,874	2,057	1,848	1,805	1,781	7,584	7,107

Total	$4,662	$5,132	$5,155	$4,288	$4,463	$19,237	$17,889

(1) Q4 and full year 2023 includes the adverse impact of 0.4 percentage points for both periods, reflecting higher year-over-year pension expenses from unfavorable market condition.

(2) Major Accounts & Specialty: large corporate accounts and wholesale business. Commercial: principally middle market and small commercial accounts.

NA Commercial	Page 11

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance

	4Q-23	3Q-23	2Q-23	1Q-23	4Q-22	Full Year 2023	Full Year 2022
Gross premiums written	$1,695	$1,750	$1,811	$1,483	$1,515	$6,739	$6,066
Net premiums written	1,474	1,527	1,581	1,296	1,315	5,878	5,313
Net premiums earned	1,452	1,407	1,357	1,320	1,328	5,536	5,180
Losses and loss expenses	877	900	846	888	843	3,511	3,186
Policy acquisition costs	292	287	277	272	265	1,128	1,057
Administrative expenses	82	84	84	79	78	329	291

Underwriting income	201	136	150	81	142	568	646
Net investment income	96	94	86	82	84	358	283
Other income (expense) - operating	(1)	(2)	1	(1)	(1)	(3)	(4)
Amortization expense of purchased intangibles	(1)	(3)	(3)	(2)	(3)	(9)	(10)

Segment income	$295	$225	$234	$160	$222	$914	$915

CAY underwriting income ex Cats	$285	$297	$264	$257	$305	$1,103	$1,091

Combined ratio
Loss and loss expense ratio	60.4%	63.9%	62.4%	67.3%	63.5%	63.4%	61.5%
Policy acquisition cost ratio	20.1%	20.4%	20.4%	20.6%	19.9%	20.4%	20.4%
Administrative expense ratio	5.7%	6.0%	6.1%	6.0%	5.9%	5.9%	5.6%

Combined ratio	86.2%	90.3%	88.9%	93.9%	89.3%	89.7%	87.5%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	54.7%	52.4%	54.0%	53.9%	51.3%	53.8%	52.9%
CAY policy acquisition cost and administrative expense ratio ex Cats (1)	25.7%	26.5%	26.5%	26.7%	25.8%	26.3%	26.0%

CAY combined ratio ex Cats	80.4%	78.9%	80.5%	80.6%	77.1%	80.1%	78.9%

Catastrophe reinstatement premiums expensed - pre-tax	$-	$-	$-	$-	$(2)	$-	$(2)
Catastrophe losses - pre-tax	$83	$280	$147	$159	$160	$669	$629
Unfavorable (favorable) prior period development (PPD) - pre-tax	$1	$(119)	$(33)	$17	$1	$(134)	$(186)

% Change versus prior year period
Net premiums written	12.1%	9.6%	10.8%	9.9%	5.9%	10.6%	6.2%
Net premiums earned	9.4%	5.5%	6.7%	5.9%	5.1%	6.9%	5.4%

Other ratios
Net premiums written/gross premiums written	87%	87%	87%	87%	87%	87%	88%

(1) Q4 and full year 2023 includes the adverse impact of 0.5 percentage points for both periods, reflecting higher year-over-year pension expenses from unfavorable market condition.

NA Personal	Page 12

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Agricultural Insurance

	4Q-23	3Q-23	2Q-23	1Q-23	4Q-22	Full Year 2023	Full Year 2022
Gross premiums written	$508	$2,404	$1,089	$405	$496	$4,406	$4,412
Net premiums written	607	1,521	767	293	384	3,188	2,907
Net premiums earned	835	1,540	635	159	621	3,169	2,838
Adjusted losses and loss expenses	871	1,356	507	140	727	2,874	2,557
Policy acquisition costs	22	76	37	15	15	150	126
Administrative expenses	(10)	3	3	3	(14)	(1)	(10)

Underwriting income (loss)	(48)	105	88	1	(107)	146	165
Net investment income	20	12	14	17	13	63	36
Other income (expense) - operating	(1)	-	1	(1)	-	(1)	(1)
Amortization expense of purchased intangibles	(6)	(6)	(7)	(6)	(6)	(25)	(26)

Segment income (loss)	$(35)	$111	$96	$11	$(100)	$183	$174

CAY underwriting income (loss) ex Cats	$(52)	$114	$80	$25	$(139)	$167	$168

Combined ratio
Loss and loss expense ratio	104.4%	88.1%	79.7%	88.5%	117.1%	90.7%	90.1%
Policy acquisition cost ratio	2.7%	4.9%	5.9%	9.3%	2.4%	4.7%	4.4%
Administrative expense ratio	-1.3%	0.2%	0.6%	1.4%	-2.3%	0.0%	-0.3%

Combined ratio	105.8%	93.2%	86.2%	99.2%	117.2%	95.4%	94.2%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	104.7%	87.5%	80.9%	73.1%	122.0%	90.1%	90.5%
CAY policy acquisition cost and administrative expense ratio ex Cats	1.4%	5.2%	6.5%	10.8%	0.1%	4.6%	3.9%

CAY combined ratio ex Cats	106.1%	92.7%	87.4%	83.9%	122.1%	94.7%	94.4%

Unfavorable (favorable) Catastrophe losses - pre-tax	$2	$18	$(5)	$24	$12	$39	$64
Favorable prior period development (PPD) - pre-tax	$(6)	$(9)	$(3)	$-	$(44)	$(18)	$(61)

% Change versus prior year period
Net premiums written	58.2%	-11.7%	4.0%	NM	37.9%	9.7%	21.7%
Net premiums earned	34.4%	-8.0%	11.0%	NM	29.5%	11.7%	21.4%

Other ratios
Net premiums written/gross premiums written	119%	63%	70%	72%	77%	72%	66%

NA Agriculture	Page 13

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance

	4Q-23	3Q-23	2Q-23	1Q-23	4Q-22	Full Year 2023	Full Year 2022

Gross premiums written	$3,961	$3,897	$3,677	$4,131	$3,249	$15,666	$13,705
Net premiums written	3,216	3,211	2,885	3,263	2,696	12,575	11,060
Net premiums earned	3,226	3,311	2,908	2,786	2,738	12,231	10,803
Losses and loss expenses	1,504	1,635	1,267	1,237	1,122	5,643	4,894
Adjusted policy benefits	119	91	137	110	76	457	358
Policy acquisition costs	827	827	746	713	722	3,113	2,818
Administrative expenses	320	327	292	280	259	1,219	1,070

Underwriting income	456	431	466	446	559	1,799	1,663
Adjusted net investment income	259	248	200	188	166	895	626
Other income (expense) - operating	(4)	10	10	9	1	25	(2)
Amortization expense of purchased intangibles	(18)	(19)	(15)	(18)	(17)	(70)	(57)

Segment income	$693	$670	$661	$625	$709	$2,649	$2,230

CAY underwriting income ex Cats	$477	$502	$431	$416	$416	$1,826	$1,580

Combined ratio
Loss and loss expense ratio	50.3%	52.1%	48.3%	48.4%	43.7%	49.9%	48.6%
Policy acquisition cost ratio	25.6%	25.0%	25.7%	25.6%	26.4%	25.4%	26.1%
Administrative expense ratio	10.0%	9.9%	10.0%	10.0%	9.5%	10.0%	9.9%

Combined ratio	85.9%	87.0%	84.0%	84.0%	79.6%	85.3%	84.6%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	49.7%	50.0%	49.5%	49.4%	49.0%	49.7%	49.4%
CAY policy acquisition cost and administrative expense ratio ex Cats	35.5%	34.8%	35.7%	35.7%	35.8%	35.4%	36.0%

CAY combined ratio ex Cats	85.2%	84.8%	85.2%	85.1%	84.8%	85.1%	85.4%

Catastrophe reinstatement premiums expensed - pre-tax	$-	$-	$-	$-	$(3)	$-	$(3)
Catastrophe losses - pre-tax	$144	$120	$26	$113	$64	$403	$362
Favorable prior period development (PPD) - pre-tax	$(123)	$(49)	$(61)	$(143)	$(210)	$(376)	$(448)

% Change versus prior year period
Net premiums written	19.3%	21.4%	9.3%	6.0%	-1.3%	13.7%	3.2%
Net premiums written - Commercial	13.2%	17.0%	9.2%	6.2%	-0.9%	11.2%	4.3%
Net premiums written - Consumer	29.5%	28.4%	9.3%	5.6%	-2.0%	17.8%	1.5%
Net premiums earned	17.8%	20.8%	7.9%	6.0%	0.6%	13.2%	3.5%

Net premiums written constant $	15.0%	17.3%	10.9%	10.0%	9.7%	13.3%	11.4%
Net premiums written - Commercial	10.1%	14.6%	11.9%	10.8%	9.4%	11.8%	11.8%
Net premiums written - Consumer	23.2%	21.4%	9.5%	8.6%	10.3%	15.7%	10.8%
Net premiums earned constant $	13.5%	16.1%	9.2%	9.9%	12.0%	12.3%	11.8%

Other ratios: Net premiums written/gross premiums written	81%	82%	78%	79%	83%	80%	81%

Production by Region - Net premiums written	4Q-23	4Q-22	% Change	Constant $ % Change	Full Year 2023	Full Year 2022	% Change	Constant $ % Change
Europe, Middle East and Africa	$1,421	$1,232	15.4%	9.9%	$5,713	$5,222	9.4%	9.6%
Latin America	684	593	15.4%	9.1%	2,653	2,312	14.8%	8.1%
Asia Pacific (1)	977	713	37.2%	36.2%	3,621	2,905	24.7%	27.3%
Japan	102	100	2.2%	5.1%	451	459	-1.7%	5.9%
Other (2)	32	58	-47.1%	-48.3%	137	162	-16.0%	-15.7%

Total	$3,216	$2,696	19.3%	15.0%	$12,575	$11,060	13.7%	13.3%

(1) Includes mainland China.

(2) Includes the company’s international supplemental A&H business of Combined Insurance and other international operations.

Overseas General Insurance	Page 14

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance
	4Q-23	3Q-23	2Q-23	1Q-23	4Q-22	Full Year 2023	Full Year 2022

Gross premiums written	$206	$285	$350	$310	$180	$1,151	$1,095
Net premiums written	187	261	293	277	163	1,018	943
Net premiums earned	242	239	237	244	210	962	922
Losses and loss expenses	107	116	91	112	105	426	670
Policy acquisition costs	68	69	65	62	62	264	240
Administrative expenses	10	9	9	9	9	37	36

Underwriting income (loss)	57	45	72	61	34	235	(24)
Adjusted net investment income	64	47	48	49	49	208	281
Other income (expense) - operating	1	-	-	1	-	2	(1)

Segment income	$122	$92	$120	$111	$83	$445	$256

CAY underwriting income ex Cats	$54	$51	$56	$53	$35	$214	$159

Combined ratio
Loss and loss expense ratio	44.1%	48.4%	38.7%	45.7%	49.6%	44.3%	72.6%
Policy acquisition cost ratio	28.1%	29.1%	27.0%	25.6%	29.8%	27.4%	26.1%
Administrative expense ratio	3.9%	3.8%	3.9%	3.8%	4.2%	3.8%	3.9%

Combined ratio	76.1%	81.3%	69.6%	75.1%	83.6%	75.5%	102.6%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	45.7%	45.9%	46.7%	49.0%	49.5%	46.8%	49.7%
CAY policy acquisition cost and administrative expense ratio ex Cats	31.9%	32.9%	30.1%	29.4%	33.6%	31.1%	31.8%

CAY combined ratio ex Cats	77.6%	78.8%	76.8%	78.4%	83.1%	77.9%	81.5%

Catastrophe reinstatement premiums collected - pre-tax	$-	$-	$-	$-	$-	$-	$55
Catastrophe losses - pre-tax	$-	$6	$1	$-	$1	$7	$216
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(3)	$-	$(17)	$(8)	$-	$(28)	$22

% Change versus prior year period
Net premiums written as reported	15.1%	-1.4%	11.6%	9.4%	-4.6%	8.0%	8.0%
Net premiums earned as reported	15.5%	-6.5%	6.7%	3.9%	-2.1%	4.3%	15.6%

Net premiums written constant $	14.3%	-1.8%	12.4%	10.4%	-2.0%	8.2%	9.5%
Net premiums earned constant $	14.2%	-7.1%	7.0%	5.0%	0.5%	4.2%	17.9%

Other ratios
Net premiums written/gross premiums written	91%	91%	84%	89%	91%	88%	86%

Global Reinsurance	Page 15

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

					As Adjusted		As Adjusted
Life Insurance						Full Year	Full Year
	4Q-23	3Q-23	2Q-23	1Q-23	4Q-22	2023	2022

Gross premiums written	$1,524	$1,529	$1,342	$1,359	$1,282	$5,754	$3,835

Net premiums written	1,450	1,452	1,270	1,293	1,205	5,465	3,608

Net premiums earned	1,436	1,442	1,256	1,264	1,185	5,398	3,510

Losses and loss expenses	27	20	35	32	7	114	85

Adjusted policy benefits	933	866	705	712	723	3,216	1,998

Policy acquisition costs	260	279	277	273	248	1,089	785

Administrative expenses	218	216	170	167	164	771	510

Adjusted net investment income	231	211	161	153	150	756	509

Other income (expense) - operating (1)	46	28	26	15	(8)	115	30

Amortization expense of purchased intangibles	(12)	(12)	(2)	(4)	(3)	(30)	(10)

Segment income	$263	$288	$254	$244	$182	$1,049	$661

% Change versus prior year period

Net premiums written	20.3%	14.9%	126.1%	124.4%	93.9%	51.5%	48.1%

Net premiums earned	21.2%	15.9%	132.9%	133.1%	98.0%	53.8%	50.1%

Net premiums written constant $	17.2%	15.2%	127.6%	128.7%	102.9%	50.9%	53.1%

Net premiums earned constant $	18.2%	16.2%	134.5%	137.2%	106.7%	53.2%	55.2%

International life insurance net premiums written and deposits breakdown (excludes Combined North America and Life reinsurance businesses):

						As Adjusted
		As Adjusted		Constant $	Full Year	Full Year		Constant $
	4Q-23	4Q-22	% Change	% Change	2023	2022	% Change	% Change

International life insurance net premiums written	$1,202	$954	26.1%	21.8%	$4,484	$2,580	73.8%	72.3%

International life insurance deposits (2)	493	367	33.7%	34.7%	1,590	1,800	-11.7%	-7.4%

Total international life insurance net premiums written and deposits	$1,695	$1,321	28.2%	25.3%	$6,074	$4,380	38.7%	40.6%

International life insurance segment income	$215	$113	90.2%	78.9%	$835	$399	109.5%	107.2%

(1) Includes non-premium revenue and expenses unrelated to our core insurance operations from the management of third-party assets by Huatai’s asset management businesses.

(2) Includes deposits collected on universal life and investment contracts. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life Insurance	Page 16

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

					As Adjusted		As Adjusted
Corporate
	4Q-23	3Q-23	2Q-23	1Q-23	4Q-22	Full Year 2023	Full Year 2022

Gross premiums written	$-	$-	$-	$-	$-	$-	$-
Net premiums written	-	-	-	-	-	-	-
Net premiums earned	-	-	-	-	-	-	-
Adjusted loss and loss expenses	148	61	61	11	88	281	363
Policy acquisition costs	-	-	-	-	-	-	-
Administrative expenses	112	98	95	97	121	402	385

Underwriting loss	(260)	(159)	(156)	(108)	(209)	(683)	(748)

Adjusted net investment income	4	23	6	13	9	46	41

Other income (expense) - operating	(14)	(8)	(5)	(24)	(12)	(51)	(30)

Adjusted interest expense	(179)	(179)	(170)	(165)	(159)	(693)	(591)
Amortization expense of purchased intangibles	(47)	(44)	(43)	(42)	(45)	(176)	(182)
Cigna integration expenses	(18)	(14)	(15)	(22)	(22)	(69)	(48)
Amortization of fair value adjustment of acquired invested assets and long-term debt	(1)	(4)	2	3	-	-	(20)

Adjusted net realized gains (losses)	22	(37)	(318)	162	(354)	(171)	(1,336)
Market risk benefits gains (losses)	(153)	(32)	(7)	(115)	(5)	(307)	80
Income tax (expense) benefit (1)	678	(413)	(392)	(384)	(332)	(511)	(1,239)
Less: NCI income (loss)	(10)	(3)	-	-	-	(13)	-

Net (loss) benefit	$42	$(864)	$(1,098)	$(682)	$(1,129)	$(2,602)	$(4,073)

Unfavorable prior period development (PPD) - pre-tax	$146	$61	$60	$10	$87	$277	$359

(1) Q4 2023 and full year 2023 includes a one-time deferred tax benefit of $1.14 billion for transition provisions included as part of Bermuda’s newly enacted income tax law.

Corporate	Page 17

Chubb Limited

Loss Reserve Rollforward

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Unpaid Losses			Net Paid to

	Gross	Ceded	Net	Incurred Ratio

Balance at December 31, 2021	$72,330	$16,132	$56,198
Losses and loss expenses incurred	5,991	1,427	4,564
Losses and loss expenses paid	(5,071)	(909)	(4,162)	91%
Other (incl. foreign exch. revaluation)	(54)	(57)	3

Balance at March 31, 2022	$73,196	$16,593	$56,603
Losses and loss expenses incurred	6,485	1,279	5,206
Losses and loss expenses paid	(5,445)	(1,160)	(4,285)	82%
Other (incl. foreign exch. revaluation)	(788)	(208)	(580)

Balance at June 30, 2022	$73,448	$16,504	$56,944
Losses and loss expenses incurred	9,602	2,539	7,063
Losses and loss expenses paid	(6,769)	(1,488)	(5,281)	75%
Other (incl. foreign exch. revaluation)	(945)	(242)	(703)

Balance at September 30, 2022	$75,336	$17,313	$58,023
Losses and loss expenses incurred	7,346	1,607	5,739
Losses and loss expenses paid	(7,885)	(2,076)	(5,809)	101%
Other (incl. foreign exch. revaluation)	950	242	708

Balance at December 31, 2022	$75,747	$17,086	$58,661
Losses and loss expenses incurred	6,306	1,158	5,148
Losses and loss expenses paid	(6,315)	(1,599)	(4,716)	92%
Other (incl. foreign exch. revaluation)	(321)	(125)	(196)

Balance at March 31, 2023	$75,417	$16,520	$58,897
Losses and loss expenses incurred	7,174	1,491	5,683
Losses and loss expenses paid	(6,595)	(1,520)	(5,075)	89%
Other (incl. foreign exch. revaluation)	484	117	367

Balance at June 30, 2023	$76,480	$16,608	$59,872
Losses and loss expenses incurred	9,709	2,603	7,106
Losses and loss expenses paid	(6,921)	(1,701)	(5,220)	73%
Other (incl. foreign exch. revaluation)	437	298	139

Balance at September 30, 2023	$79,705	$17,808	$61,897
Losses and loss expenses incurred	8,157	1,994	6,163
Losses and loss expenses paid	(7,971)	(1,971)	(6,000)	97%
Other (incl. foreign exch. revaluation)	231	53	178

Balance at December 31, 2023	$80,122	$17,884	$62,238
Add net recoverable on paid losses	-	2,068	(2,068)

Balance including net recoverable on paid losses	$80,122	$19,952	$60,170

*2021 and 2022 financial data are adjusted for LDTI.

Loss Reserve Rollforward	Page 18

Chubb Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division					As Adjusted
	December 31	September 30	June 30	March 31	December 31
	2023	2023	2023	2023	2022
Reinsurance recoverable on paid losses and loss expenses

Active operations	$1,670	$1,533	$1,382	$1,350	$1,545

Brandywine and Other Run-off	480	461	463	328	290

Total	$2,150	$1,994	$1,845	$1,678	$1,835

Reinsurance recoverable on unpaid losses and loss expenses

Active operations	$16,949	$16,966	$15,779	$15,541	$16,025

Brandywine and Other Run-off	1,220	1,160	1,135	1,273	1,350

Total	$18,169	$18,126	$16,914	$16,814	$17,375

Gross reinsurance recoverable

Active operations	$18,619	$18,499	$17,161	$16,891	$17,570

Brandywine and Other Run-off	1,700	1,621	1,598	1,601	1,640

Total	$20,319	$20,120	$18,759	$18,492	$19,210

Provision for uncollectible reinsurance (1)

Active operations	$(240)	$(238)	$(235)	$(228)	$(223)

Brandywine and Other Run-off	(127)	(132)	(126)	(123)	(128)

Total	$(367)	$(370)	$(361)	$(351)	$(351)

Net reinsurance recoverable

Active operations	$18,379	$18,261	$16,926	$16,663	$17,347

Brandywine and Other Run-off	1,573	1,489	1,472	1,478	1,512

Total	$19,952	$19,750	$18,398	$18,141	$18,859

(1) The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $4.4 billion.

Reinsurance Recoverable	Page 19

Chubb Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

	December 31		September 30		June 30		March 31		December 31
	2023		2023		2023		2023		2022
Market Value

Fixed maturities available for sale (1)	$106,571		$99,766		$96,789		$88,364		$85,220

Other investments-fixed maturities	3,773		3,937		-		-		-

Fixed maturities held to maturity (1)	-		-		-		8,109		8,439

Short-term investments	4,551		5,454		4,097		3,693		4,960

Total fixed maturities	$114,895		$109,157		$100,886		$100,166		$98,619

Asset Allocation by Market Value

U.S. Treasury / Agency	$3,590	3%	$3,681	3%	$3,744	4%	$4,019	4%	$3,996	4%

Corporate and asset-backed securities	42,830	37%	40,855	37%	40,177	40%	40,036	40%	38,535	40%

Mortgage-backed securities	22,058	19%	19,605	18%	17,972	18%	17,384	17%	17,202	17%

Municipal	2,929	3%	2,908	3%	5,194	5%	6,606	7%	6,964	7%

Non-U.S.	38,937	34%	36,654	34%	29,702	29%	28,428	28%	26,962	27%

Short-term investments	4,551	4%	5,454	5%	4,097	4%	3,693	4%	4,960	5%

Total fixed maturities	$114,895	100%	$109,157	100%	$100,886	100%	$100,166	100%	$98,619	100%

Credit Quality by Market Value

AAA	$12,669	11%	$13,567	12%	$13,916	14%	$13,679	14%	$14,779	15%

AA	34,312	30%	31,204	29%	31,109	31%	31,505	32%	31,195	32%

A	27,674	24%	26,567	24%	19,233	19%	18,971	19%	18,366	19%

BBB	20,810	18%	19,102	18%	18,040	18%	17,837	18%	16,802	17%

BB	10,270	9%	9,880	9%	9,882	9%	9,245	9%	8,722	9%

B	8,580	7%	8,306	8%	8,191	8%	8,465	8%	8,347	8%

Other	580	1%	531	0%	515	1%	464	0%	408	0%

Total fixed maturities	$114,895	100%	$109,157	100%	$100,886	100%	$100,166	100%	$98,619	100%

Cost/Amortized Cost, net

Fixed maturities available for sale	$110,972		$109,197		$104,031		$94,541		$93,186

Other investments-fixed maturities	3,773		3,937		-		-		-

Fixed maturities held to maturity	-		-		-		8,425		8,848

Short-term investments	4,551		5,455		4,099		3,695		4,962

Subtotal fixed maturities (2)	119,296		118,589		108,130		106,661		106,996

Equity securities	3,455		3,395		1,043		942		827

Private debt held-for-investment (2)	2,553		2,401		-		-		-

Private equities and other	15,832		15,008		14,707		14,192		13,696

Total investment portfolio	$141,136		$139,393		$123,880		$121,795		$121,519

Avg. duration of fixed maturities	4.8 years		4.8 years		4.6 years		4.7 years		4.5 years

Avg. market yield of fixed maturities	5.3%		6.0%		5.8%		5.5%		5.6%

Avg. credit quality	A/A		A/A		A/A		A/A		A/A

Avg. yield on invested assets (3)	4.3%		4.1%		4.0%		3.8%		3.6%

(1) The held-to-maturity portfolio was reclassified as available-for-sale effective June 30, 2023 to increase flexibility to execute on the company’s investment strategy.

(2) Net of valuation allowance for expected credit losses.

(3) Calculated using adjusted net investment income.

Investments	Page 20

Chubb Limited

Investment Portfolio - 2

(in millions of U.S. dollars)

(Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

Market Value at December 31, 2023

Agency residential mortgage-backed securities (RMBS)	$9	$18,885	$-	$-	$-	$18,894

Non-agency RMBS	881	74	42	54	7	1,058

Commercial mortgage-backed securities	1,798	190	107	9	2	2,106

Total mortgage-backed securities at market value	$2,688	$19,149	$149	$63	$9	$22,058

U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at December 31, 2023	S&P Credit Rating
	Investment Grade
	AAA	AA	A	BBB	Total

Asset-backed	$4,246	$799	$140	$74	$5,259

Banks	-	1	2,623	2,119	4,743

Basic Materials	-	-	94	322	416

Communications	-	200	430	1,430	2,060

Consumer, Cyclical	-	145	613	926	1,684

Consumer, Non-Cyclical	36	481	2,297	1,708	4,522

Diversified Financial Services	1	133	451	334	919

Energy	-	82	299	1,045	1,426

Industrial	-	10	633	1,293	1,936

Utilities	166	2	1,111	933	2,212

All Others	144	359	1,561	2,056	4,120

Total	$4,593	$2,212	$10,252	$12,240	$29,297

Market Value at December 31, 2023		S&P Credit Rating
		Below Investment Grade
		BB	B	CCC	Total

Asset-backed		$24	$52	$1	$77
Banks		-	-	-	-
Basic Materials		401	221	23	645
Communications		752	861	115	1,728
Consumer, Cyclical		1,109	1,261	38	2,408
Consumer, Non-Cyclical		1,153	1,333	62	2,548
Diversified Financial Services		284	270	9	563
Energy		814	355	5	1,174
Industrial		799	838	31	1,668
Utilities		278	113	-	391
All Others		899	1,332	100	2,331

Total		$6,513	$6,636	$384	$13,533

Investments 2	Page 21

Chubb Limited

Investment Portfolio - 3

(in millions of U.S. dollars)

(Unaudited)

Non-U.S. Fixed Income Portfolio

December 31, 2023

Non-U.S. Government Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

Republic of Korea	$-	$1,784	$-	$-	$-	$1,784

People’s Republic of China	-	165	1,287	-	-	1,452

Taiwan	-	996	-	-	-	996

Canada	922	-	-	-	-	922

United Mexican States	-	-	-	604	-	604

Federative Republic of Brazil	-	-	-	-	577	577

Province of Ontario	-	-	574	-	-	574

Kingdom of Thailand	-	-	568	-	-	568

Commonwealth of Australia	493	-	-	-	-	493

Socialist Republic of Vietnam	-	-	-	-	484	484

Other Non-U.S. Government Securities	502	2,500	1,187	834	934	5,957

Total	$1,917	$5,445	$3,616	$1,438	$1,995	$14,411

Non-U.S. Corporate Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

China	$-	$-	$5,541	$287	$14	$5,842

United Kingdom	39	38	919	1,166	479	2,641

Canada	115	73	889	612	395	2,084

France	5	44	836	538	123	1,546

South Korea	-	540	416	579	7	1,542

United States (1)	-	9	275	440	808	1,532

Australia	64	280	364	371	23	1,102

Japan	-	-	663	138	19	820

Germany	92	41	132	294	62	621

Netherlands	56	-	325	50	137	568

Other Non-U.S. Corporate Securities	318	463	1,689	2,243	1,515	6,228

Total	$689	$1,488	$12,049	$6,718	$3,582	$24,526

(1) Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 22

Chubb Limited

Investment Portfolio - 4

(in millions of U.S. dollars)

(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	December 31, 2023	Market Value	Rating

1	Bank of America Corp	$801	A-

2	Morgan Stanley	703	A-

3	JP Morgan Chase & Co	690	A-

4	Wells Fargo & Co	605	BBB+

5	Citigroup Inc	546	BBB+

6	Goldman Sachs Group Inc	535	BBB+

7	UBS Group AG	421	A-

8	HSBC Holdings Plc	407	A-

9	AT&T Inc	395	BBB

10	Verizon Communications Inc	392	BBB+

Investments 4	Page 23

Chubb Limited

Chubb Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended December 31, 2023

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (1)	$(73)	$(3)	$(76)	$5,011	$(235)	$4,776	$4,938	$(238)	$4,700
Public equity:
Realized gains (losses) on sales	(14)	-	(14)	-	-	-	(14)	-	(14)
Mark-to-market	62	(12)	50	-	-	-	62	(12)	50
Private equity: Mark-to-market	131	9	140	-	-	-	131	9	140

Total investment portfolio	106	(6)	100	5,011	(235)	4,776	5,117	(241)	4,876
Foreign exchange	(61)	21	(40)	197	6	203	136	27	163
Partially-owned entities (2)	(1)	-	(1)	-	-	-	(1)	-	(1)
Current discount rate on future policy benefits	-	-	-	(390)	37	(353)	(390)	37	(353)
Instrument-specific credit risk - market risk benefits	-	-	-	(1)	-	(1)	(1)	-	(1)
Other	6	(6)	-	105	(21)	84	111	(27)	84

Net gains (losses)	$50	$9	$59	$4,922	$(213)	$4,709	$4,972	$(204)	$4,768

(1) The quarter includes pre-tax realized gains on investment derivatives of $39 million, a net decrease of the valuation allowance of expected credit losses of $3 million on fixed maturities and a net increase of $3 million on private debt held-for-investment, and impairments of $4 million for fixed maturities.

(2) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

	As Adjusted
	Three months ended December 31, 2022

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (3)	$(3)	$(2)	$(5)	$1,443	$(131)	$1,312	$1,440	$(133)	$1,307
Public equity:
Realized gains (losses) on sales	3	(1)	2	-	-	-	3	(1)	2
Mark-to-market	54	(7)	47	-	-	-	54	(7)	47
Private equity: Mark-to-market	(198)	(5)	(203)	-	-	-	(198)	(5)	(203)

Total investment portfolio	(144)	(15)	(159)	1,443	(131)	1,312	1,299	(146)	1,153
Foreign exchange	(149)	34	(115)	720	17	737	571	51	622
Partially-owned entities (4)	(57)	-	(57)	20	-	20	(37)	-	(37)
Current discount rate on future policy benefits	-	-	-	(66)	(4)	(70)	(66)	(4)	(70)
Instrument-specific credit risk - market risk benefits	-	-	-	(15)	-	(15)	(15)	-	(15)
Other	(4)	1	(3)	(65)	12	(53)	(69)	13	(56)

Net gains (losses)	$(354)	$20	$(334)	$2,037	$(106)	$1,931	$1,683	$(86)	$1,597

(3) The quarter includes pre-tax realized gains on investment derivatives of $189 million, a net increase of the valuation allowance of expected credit losses of $21 million, and impairments of $24 million for fixed maturities.

(4) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses)	Page 24

Chubb Limited

Chubb Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Year ended December 31, 2023

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (1)	$(522)	$80	$(442)	$3,419	$(328)	$3,091	$2,897	$(248)	$2,649
Public equity:
Realized gains (losses) on sales	(49)	3	(46)	-	-	-	(49)	3	(46)
Mark-to-market	61	(14)	47	-	-	-	61	(14)	47
Private equity: Mark-to-market	495	28	523	-	-	-	495	28	523

Total investment portfolio	(15)	97	82	3,419	(328)	3,091	3,404	(231)	3,173
Foreign exchange	(183)	66	(117)	(6)	27	21	(189)	93	(96)
Partially-owned entities (2)	(3)	-	(3)	11	-	11	8	-	8
Current discount rate on future policy benefits	-	-	-	110	16	126	110	16	126
Instrument-specific credit risk - market risk benefits	-	-	-	2	-	2	2	-	2
Other (3)	84	10	94	157	(32)	125	241	(22)	219

Net gains (losses)	$(117)	$173	$56	$3,693	$(317)	$3,376	$3,576	$(144)	$3,432

(1) Full year includes pre-tax realized losses on investment derivatives of $53 million, a net decrease of the valuation allowance of expected credit losses of $47 million on fixed maturities and a net increase of $3 million on private debt held-for-investment, and impairments of $64 million for fixed maturities.

(2) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

(3) Full year includes realized gains of $135 million related to the consolidation of Huatai.

	As Adjusted
	Year ended December 31, 2022

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (4)	$(1,092)	$205	$(887)	$(10,598)	$1,043	$(9,555)	$(11,690)	$1,248	$(10,442)
Public equity:
Realized gains (losses) on sales	409	(91)	318	-	-	-	409	(91)	318
Mark-to-market	(639)	122	(517)	-	-	-	(639)	122	(517)
Private equity: Mark-to-market	(250)	(24)	(274)	-	-	-	(250)	(24)	(274)

Total investment portfolio	(1,572)	212	(1,360)	(10,598)	1,043	(9,555)	(12,170)	1,255	(10,915)
Foreign exchange	397	(94)	303	(911)	59	(852)	(514)	(35)	(549)
Partially-owned entities (5)	(43)	-	(43)	20	-	20	(23)	-	(23)
Current discount rate on future policy benefits	-	-	-	1,480	(156)	1,324	1,480	(156)	1,324
Instrument-specific credit risk - market risk benefits	-	-	-	33	-	33	33	-	33
Other	(118)	12	(106)	(100)	19	(81)	(218)	31	(187)

Net gains (losses)	$(1,336)	$130	$(1,206)	$(10,076)	$965	$(9,111)	$(11,412)	$1,095	$(10,317)

(4) Full year includes pre-tax realized losses on investment derivatives of $43 million, a net increase of the valuation allowance of expected credit losses of $154 million, and impairments of $135 million for fixed maturities.

(5) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses) 2	Page 25

Chubb Limited

Debt and Capital

(in millions of U.S. dollars, except ratios)

(Unaudited)

					As Adjusted
	December 31	September 30	June 30	March 31	December 31	December 31
	2023	2023	2023	2023	2022	2021

Financial Debt:

Total short-term debt (1)	$1,460	$700	$699	$-	$475	$999

Total long-term debt (1)	13,035	13,736	13,782	14,375	14,402	15,169

Total financial debt	$14,495	$14,436	$14,481	$14,375	$14,877	$16,168

Hybrid debt:

Total trust preferred securities	308	308	308	308	308	308

Total	$14,803	$14,744	$14,789	$14,683	$15,185	$16,476

Capitalization:

Chubb shareholders’ equity	$59,507	$52,373	$52,875	$52,987	$50,519	$58,328

Hybrid debt	308	308	308	308	308	308

Financial debt	14,495	14,436	14,481	14,375	14,877	16,168

Total capitalization	$74,310	$67,117	$67,664	$67,670	$65,704	$74,804

Leverage ratios (based on total capital):

Hybrid debt	0.4%	0.5%	0.5%	0.5%	0.5%	0.4%

Financial debt	19.5%	21.5%	21.4%	21.2%	22.6%	21.6%

Total hybrid & financial debt	19.9%	22.0%	21.9%	21.7%	23.1%	22.0%

Note: As of December 31, 2023, there was $0.9 billion usage of credit facilities on total capacity of $4.0 billion.

(1) During Q4 2023, the €700 million 0.3% senior notes due to mature in December 2024 were reclassified to short-term debt.

Debt and Capital	Page 26

Chubb Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

		As Adjusted		As Adjusted
	Three months ended December 31		Year ended December 31
	2023	2022	2023	2022

Numerator
Core operating income	$3,410	$1,674	$9,337	$6,429
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	2	-	5	(20)
Tax (expense) benefit on amortization adjustment	(1)	(6)	(8)	1
Cigna integration expenses, pre-tax	(18)	(22)	(69)	(48)
Tax benefit on Cigna integration expenses	1	4	14	10
Adjusted net realized gains (losses), pre-tax	50	(354)	(117)	(1,336)
Tax benefit on adjusted net realized gains (losses)	9	20	173	130
Market risk benefits gains (losses), pre- and after-tax	(153)	(5)	(307)	80

Chubb net income	$3,300	$1,311	$9,028	$5,246

Rollforward of Common Shares Outstanding
Shares - beginning of period	407,984,339	415,020,484	414,594,856	426,572,612
Repurchase of shares	(3,191,000)	(902,300)	(11,825,600)	(14,925,028)
Shares issued (canceled), excluding option exercises	122,095	87,584	1,251,031	1,069,125
Issued for option exercises	354,203	389,088	1,249,350	1,878,147

Shares - end of period	405,269,637	414,594,856	405,269,637	414,594,856

Denominator
Weighted average shares outstanding (1)	407,191,783	415,298,553	410,845,263	419,779,847
Effect of other dilutive securities	3,556,814	3,616,712	3,357,305	3,747,597

Adj. wtd. avg. shares outstanding and assumed conversions	410,748,597	418,915,265	414,202,568	423,527,444

Basic earnings per share
Core operating income	$8.37	$4.03	$22.73	$15.32
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	-	(0.01)	(0.01)	(0.04)
Cigna integration expenses, net of tax	(0.04)	(0.04)	(0.13)	(0.09)
Adjusted net realized gains (losses), net of tax	0.14	(0.81)	0.13	(2.88)
Market risk benefits gains (losses), net of tax	(0.37)	(0.01)	(0.75)	0.19

Chubb net income	$8.10	$3.16	$21.97	$12.50

Diluted earnings per share
Core operating income	$8.30	$4.00	$22.54	$15.18
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	-	(0.01)	(0.01)	(0.04)
Cigna integration expenses, net of tax	(0.04)	(0.04)	(0.13)	(0.09)
Adjusted net realized gains (losses), net of tax	0.14	(0.81)	0.14	(2.85)
Market risk benefits gains (losses), net of tax	(0.37)	(0.01)	(0.74)	0.19

Chubb net income	$8.03	$3.13	$21.80	$12.39

(1) Includes unvested restricted stock units that are not included in common shares outstanding as the shares are not issued until time of vesting, but are eligible to receive dividends (participating securities).

Earnings per share	Page 27

Chubb Limited

Book Value and Book Value per Common Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Common Share

					As Adjusted
	December 31	September 30	June 30	March 31	December 31
	2023	2023	2023	2023	2022

Chubb shareholders’ equity	$59,507	$52,373	$52,875	$52,987	$50,519
Less: Chubb goodwill and other intangible assets, net of tax	23,853	23,450	20,442	20,333	20,455

Numerator for tangible book value per share	$35,654	$28,923	$32,433	$32,654	$30,064

Book value - % change over prior quarter	13.6%	-1.0%	-0.2%	4.9%	6.0%
Tangible book value - % change over prior quarter	23.3%	-10.8%	-0.7%	8.6%	8.8%

Denominator: shares outstanding	405,269,637	407,984,339	410,691,354	414,158,680	414,594,856

Book value per common share	$146.83	$128.37	$128.75	$127.94	$121.85
Tangible book value per common share	$87.98	$70.89	$78.97	$78.84	$72.51

Reconciliation of Book Value

Chubb shareholders’ equity, beginning of quarter	$52,373	$52,875	$52,987	$50,519	$47,675

Core operating income	3,410	2,041	2,044	1,842	1,674

Amortization of fair value adjustment of acquired invested assets and long-term debt	1	(2)	(4)	2	(6)

Cigna integration expenses	(17)	(10)	(9)	(19)	(18)

Adjusted net realized gains (losses) (1)	59	46	(231)	182	(334)

Market risk benefits gains (losses)	(153)	(32)	(7)	(115)	(5)

Net unrealized gains (losses) on investments	4,776	(2,144)	(1,150)	1,620	1,332

Repurchase of shares	(720)	(606)	(724)	(428)	(199)

Dividend declared on common shares	(351)	(352)	(354)	(344)	(345)

Cumulative translation gains (losses)	203	(228)	216	(170)	737

Postretirement benefit liability	75	(1)	(1)	(1)	(36)

Current discount rate on future policy benefits	(353)	651	(42)	(130)	(70)

Instrument-specific credit risk - market risk benefits	(1)	(5)	11	(3)	(15)

Other (2)	205	140	139	32	129

Chubb shareholders’ equity, end of quarter	$59,507	$52,373	$52,875	$52,987	$50,519

(1) Includes net realized gains (losses) related to unconsolidated entities.

(2) Other primarily includes proceeds from exercise of stock options and stock compensation, offset by the value of any share cancellations for restricted stock vesting taxes.

Reconciliation Book Value	Page 28

Chubb Limited

Non-GAAP Financial Measures

(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

Throughout this document there are various measures presented on a constant-dollar basis (i.e., excludes the impact of foreign exchange). We believe it is useful to evaluate the trends in our results exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

P&C underwriting income (loss) excludes the Life Insurance segment and is calculated by subtracting adjusted losses and loss expenses, adjusted policy benefits, policy acquisition costs and administrative expenses from net premiums earned. We use underwriting income (loss) and operating ratios to monitor the results of our operations without the impact of certain factors, including net investment income, other income (expense), interest expense, amortization expense of purchased intangibles, Cigna integration expense, amortization of fair value of acquired invested assets and debt, income tax expense, adjusted net realized gains (losses), and market risk benefits gains (losses).

P&C CAY underwriting income excluding catastrophe losses (Cats) is P&C underwriting income (loss) adjusted to exclude P&C Cats and prior period development (PPD). We believe it is useful to exclude Cats, as they are not predictable as to timing and amount, and PPD, as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. We believe the use of these measures enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

Adjusted losses and loss expenses include realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing impacts underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations, and therefore realized gains (losses) from these derivatives are reclassified to adjusted losses and loss expenses.

Adjusted policy benefits includes gains and losses from fair value changes in separate account assets, as well as the offsetting movement in separate account liabilities, for purposes of reporting Life Insurance underwriting income. The gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified from Other (income) expense. We view gains and losses from fair value changes in both separate account assets and liabilities as part of the results of our underwriting operations, and therefore these gains and losses are reclassified to adjusted policy benefits.

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment on acquired invested assets from certain acquisitions, and including investment income from partially-owned investment companies (private equity partnerships) where our ownership interest is in excess of 3% that are accounted for under the equity method. The mark-to-market movement on these private equity partnerships are included in adjusted net realized gains (losses) as described below. We believe this measure is meaningful as it highlights the underlying performance of our invested assets and portfolio management in support of our lines of business.

Adjusted net realized gains (losses), net of tax, includes net realized gains (losses) and net realized gains (losses) recorded in other income (expense) related to unconsolidated subsidiaries, and excludes realized gains and losses on crop derivatives.

Adjusted interest expense is interest expense excluding the amortization of the fair value adjustment on acquired long-term debt, related to the Chubb Corp acquisition due to the size and complexity of this acquisition.

Other income (expense) - operating excludes from consolidated Other income (expense) the portion of net realized gains and losses related to unconsolidated entities, other income (expense) from private equity partnerships, and gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP. Net realized gains (losses) related to unconsolidated entities is excluded from core operating income (loss) in order to enhance the understanding of our results of underwriting operations as they are heavily influenced by, and fluctuate in part according to, market conditions. Other income (expense) from private equity partnerships and net realized gains and losses related to unconsolidated entities are recorded to Other income (expense) in our income statement on a GAAP basis.

P&C combined ratio excludes the Life Insurance segment. P&C loss and loss expense ratio and P&C combined ratio include adjusted losses and loss expenses and adjusted policy benefits in the ratio numerator. P&C expense ratio and P&C combined ratio include policy acquisition costs and administrative expenses in the ratio numerator. A reconciliation of combined ratio to P&C combined ratio is provided on pages 32-35.

CAY P&C combined ratio excluding catastrophe losses excludes Cats and PPD from the P&C combined ratio. We exclude Cats as they are not predictable as to timing and amount and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. The combined ratio numerator is adjusted to exclude Cats, net premiums earned adjustments on PPD, prior period expense adjustments and reinstatement premiums on PPD, and the denominator is adjusted to exclude net premiums earned adjustments on PPD and reinstatement premiums on Cats and PPD. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net premiums earned when calculating the ratios. We believe this measure provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our P&C business that may be obscured by these items. This measure is commonly reported among our peer companies and allows for a better comparison.

Expense ratio excluding accident and health (A&H) excludes the impact of our A&H business from our expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics comprise consolidated operating results (including corporate) and exclude the operating results of the company’s Life Insurance and North America Agricultural Insurance segments. The agriculture insurance business is a different business in that it is a public sector and private sector partnership in which insurance rates, premium growth, and risk-sharing is not market-driven like the remainder of the company’s P&C insurance business. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the North America Agricultural Insurance and Life Insurance segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Core operating income, net of tax, relates only to Chubb income, which excludes noncontrolling interests. It excludes from Chubb net income the after-tax impact of adjusted net realized gains (losses), market risk benefit gains (losses), Cigna integration expenses, the amortization of fair value adjustment of acquired invested assets and long-term debt related to certain acquisitions. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude adjusted net realized gains (losses) because the amount of these gains (losses) are heavily influenced by, and fluctuate in part according to, the availability of market opportunities. We exclude the amortization of fair value adjustments on purchased invested assets and long-term debt related to certain acquisitions due to the size and complexity of these acquisitions. We also exclude Cigna integration expenses, which are incurred by the overall company and are included in Corporate. These expenses include legal and professional fees and all other costs directly related to the integration activities of the Cigna acquisition. The costs are not related to the on-going activities of the individual segments and are therefore also excluded from our definition of segment income. We believe these integration expenses are not indicative of our underlying profitability, and excluding these integration expenses facilitates the comparison of our financial results to our historical operating results. References to core operating income measures mean net of tax, whether or not noted.

Chubb core operating effective tax rate is income tax expense (benefit) excluding tax expense (benefit) on adjusted net realized gains (losses), tax benefit on amortization of fair value of acquired invested assets and debt, and tax benefit on Cigna integration expenses, all attributable to Chubb, divided by Chubb income before tax excluding adjusted net realized gains (losses) before tax, market risk benefit gains (losses) before tax, amortization of fair value of acquired invested assets and debt before tax, and Cigna integration expenses, all attributable to Chubb, before tax. We believe the use of this measure is meaningful to show the tax on the underlying performance of our insurance business, by excluding the taxes on adjusted net realized gains (losses), market risk benefit gains (losses), amortization of the fair value adjustments related to purchased invested assets and long-term debt and Cigna integration expenses. Refer to the definition of core operating income (loss), net of tax above for more information on these adjustments.

Metrics adjusted for the impact of the enactment of the Bermuda Tax Law are adjusted to exclude the one-time deferred tax benefit of $1.14 billion, giving recognition for transition provisions of the Bermuda Tax Law. We believe that excluding the impact of the one-time deferred tax benefit provides a better evaluation of our operating performance and enhances the understanding of the trends in the underlying business that may be obscured by this one-time item.

Tangible book value per common share is Chubb shareholders’ equity less Chubb goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Book value per share and tangible book value per share excluding accumulated other comprehensive income (loss) (AOCI), excludes AOCI from the numerator because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates and foreign currency movement, to highlight underlying growth in book and tangible book value.

International life insurance net premiums written and deposits collected includes deposits collected on universal life and investment contracts (life deposits). Life deposits are not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

Adjusted operating cash flow is Operating cash flow excluding the operating cash flow related to the net investing activities of Huatai’s asset management companies as it relates to the Consolidated Investment Products as required under consolidation accounting. Because these entities are investment companies, we are required to retain the investment company presentation in our consolidated results, which means, we include the net investing activities of these entities in our operating cash flows. Due to the significant impact that this required investment company classification has on the presentation of the company’s operating cash flow, the company has elected to remove the impact of these net investing activities of these investment companies. The investment company presentation is not consistent with our consolidated cash flow presentation. These net investing activities are more appropriately classified outside of operating cash flows, consistent with our consolidated investing activities, and may impact a reader’s analysis of our underlying operating cash flow related to the core insurance company operations. Accordingly, we believe that it is appropriate to adjust operating cash flow for the impact of these consolidated investment products.

Reconciliation Non-GAAP	Page 29

Chubb Limited

Non-GAAP Financial Measures - 2

(in millions of U.S. dollars, except per share data and ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Chubb Core operating effective tax rate					As Adjusted		As Adjusted
The following table presents the reconciliation of effective tax rate to the Core operating effective tax rate:						Full Year	Full Year
	4Q-23	3Q-23	2Q-23	1Q-23	4Q-22	2023	2022
Tax expense (benefit), as reported	$(680)	$412	$392	$384	$332	$508	$1,239
Less: tax expense (benefit) on amortization of fair value of acquired invested assets and debt	1	-	6	1	6	8	(1)
Less: tax benefit on Cigna integration expenses	(1)	(4)	(6)	(3)	(4)	(14)	(10)
Less: tax benefit on adjusted net realized gains (losses)	(9)	(57)	(87)	(20)	(20)	(173)	(130)

Tax expense (benefit), adjusted	$(671)	$473	$479	$406	$350	$687	$1,380

Income before tax, as reported	$2,620	$2,455	$2,185	$2,276	$1,643	$9,536	$6,485
Less: amortization of fair value of acquired invested assets and debt	2	(2)	2	3	-	5	(20)
Less: Cigna integration expenses	(18)	(14)	(15)	(22)	(22)	(69)	(48)
Less: adjusted realized gains (losses)	(84)	(70)	(309)	(76)	(147)	(539)	(1,074)
Less: realized gains (losses) related to unconsolidated entities	134	59	(9)	238	(207)	422	(262)
Less: market risk benefits gains (losses)	(153)	(32)	(7)	(115)	(5)	(307)	80

Core operating income before tax	$2,739	$2,514	$2,523	$2,248	$2,024	$10,024	$7,809

Effective tax rate	-26.0%	16.8%	17.9%	16.9%	20.2%	5.3%	19.1%
Adjustment for tax impact of amortization of fair value of acquired invested assets and debt	-0.1%	0.0%	-0.2%	0.0%	-0.3%	-0.1%	0.0%
Adjustment for tax impact of Cigna integration expenses	0.2%	0.1%	0.1%	0.0%	0.0%	0.1%	0.0%
Adjustment for tax impact of adjusted net realized gains (losses)	0.0%	2.1%	1.3%	2.2%	-2.6%	1.8%	-1.6%
Adjustment for tax impact of market risk benefits gains (losses)	1.4%	-0.2%	-0.1%	-1.0%	0.0%	-0.2%	0.2%

Core operating effective tax rate	-24.5%	18.8%	19.0%	18.1%	17.3%	6.9%	17.7%

Core operating income					As Adjusted		As Adjusted
The following table presents the reconciliation of Chubb net income to Core operating income:						Full Year	Full Year
	4Q-23	3Q-23	2Q-23	1Q-23	4Q-22	2023	2022
Net income, as reported	$3,300	$2,043	$1,793	$1,892	$1,311	$9,028	$5,246
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	2	(2)	2	3	-	5	(20)
Tax (expense) benefit on amortization adjustment	(1)	-	(6)	(1)	(6)	(8)	1
Cigna integration expenses, pre-tax	(18)	(14)	(15)	(22)	(22)	(69)	(48)
Tax benefit on Cigna integration expenses	1	4	6	3	4	14	10
Adjusted realized gains (losses), pre-tax	(84)	(70)	(309)	(76)	(147)	(539)	(1,074)
Net realized gains (losses) related to unconsolidated entities, pre-tax (1)	134	59	(9)	238	(207)	422	(262)
Tax (expense) benefit on adjusted net realized gains (losses)	9	57	87	20	20	173	130
Market risk benefits gains (losses), pre- and after-tax	(153)	(32)	(7)	(115)	(5)	(307)	80

Core operating income	$3,410	$2,041	$2,044	$1,842	$1,674	$9,337	$6,429

Catastrophe losses - after-tax	$257	$544	$319	$382	$323	$1,502	$1,803
Favorable prior period development (PPD) - after-tax	$(184)	$(116)	$(155)	$(149)	$(167)	$(604)	$(729)

P&C Underwriting income and P&C CAY underwriting income ex Cats					As Adjusted		As Adjusted
The following table presents the reconciliation of Net income to P&C CAY underwriting income ex Cats:						Full Year	Full Year
	4Q-23	3Q-23	2Q-23	1Q-23	4Q-22	2023	2022
Net income, as reported	$3,290	$2,040	$1,793	$1,892	$1,311	$9,015	$5,246
Less: Income tax (expense) benefit	678	(413)	(392)	(384)	(332)	(511)	(1,239)
Amortization expense of purchased intangibles	(84)	(84)	(70)	(72)	(74)	(310)	(285)
Other income (expense)	286	154	100	296	(98)	836	(89)
Interest expense	(173)	(174)	(165)	(160)	(154)	(672)	(570)
Net investment income	1,371	1,314	1,145	1,107	1,053	4,937	3,742
Net realized gains (losses)	(123)	(103)	(304)	(77)	(149)	(607)	(1,085)
Market risk benefits gains (losses)	(153)	(32)	(7)	(115)	(5)	(307)	80
Cigna integration expenses	(18)	(14)	(15)	(22)	(22)	(69)	(48)
Life Insurance underlying income (loss) (2)	(13)	80	81	105	(31)	253	174
Add: Realized gains (losses) on crop derivatives	(2)	(7)	5	(1)	(2)	(5)	(11)

P&C underwriting income	$1,517	$1,305	$1,425	$1,213	$1,121	$5,460	$4,555
Add: Catastrophe losses (including reinstatement premiums) - pre-tax	300	670	400	458	400	1,828	2,182
Favorable prior period development (PPD) - pre-tax	(177)	(200)	(200)	(196)	(167)	(773)	(876)

P&C CAY underwriting income ex Cats	$1,640	$1,775	$1,625	$1,475	$1,354	$6,515	$5,861

(1) Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

(2) Life Insurance underlying income (loss) is calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs and administrative expenses from net premiums earned related to the Life Insurance segment.

Reconciliation Non-GAAP 2	Page 30

Chubb Limited

Non-GAAP Financial Measures - 3

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Core operating ROE and Core operating ROTE

Core operating return on equity (ROE) and Core operating return on tangible equity (ROTE) are annualized non-GAAP financial measures. The numerator includes core operating income (loss), net of tax. The denominator includes the average Chubb shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, current discount rate on future policy benefits (FPB), and instrument-specific credit risk – market risk benefits (MRB), all net of tax and attributable to Chubb. For the ROTE calculation, the denominator is also adjusted to exclude Chubb goodwill and other intangible assets, net of tax. These measures enhance the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity and tangible equity excluding the effect of these items as these are heavily influenced by changes in market conditions. We believe ROTE is meaningful because it measures the performance of our operations without the impact of goodwill and other intangible assets.

		As Adjusted		As Adjusted
			Full Year	Full Year
	4Q-23	4Q-22	2023	2022
Chubb net income	$3,300	$1,311	$9,028	$5,246
Core operating income	$3,410	$1,674	$9,337	$6,429

Equity - beginning of period, as reported	$52,373	$47,675	$50,519	$58,328
Less: unrealized gains (losses) on investments, net of deferred tax	(8,953)	(8,611)	(7,279)	2,256
Less: changes in current discount rate on FPB, net of deferred tax	404	(5)	(75)	(1,399)
Less: changes in instrument-specific credit risk on MRB, net of deferred tax	(21)	(9)	(24)	(57)

Equity - beginning of period, as adjusted	$60,943	$56,300	$57,897	$57,528

Less: Chubb goodwill and other intangible assets, net of tax	23,450	20,047	20,455	19,456

Equity - beginning of period, as adjusted ex Chubb goodwill and other intangible assets	$37,493	$36,253	$37,442	$38,072

Equity - end of period, as reported	$59,507	$50,519	$59,507	$50,519
Less: unrealized gains (losses) on investments, net of deferred tax	(4,177)	(7,279)	(4,177)	(7,279)
Less: changes in current discount rate on FPB, net of deferred tax	51	(75)	51	(75)
Less: changes in instrument-specific credit risk on MRB, net of deferred tax	(22)	(24)	(22)	(24)

Equity - end of period, as adjusted	$63,655	$57,897	$63,655	$57,897

Less: Chubb goodwill and other intangible assets, net of tax	23,853	20,455	23,853	20,455

Equity - end of period, as adjusted ex Chubb goodwill and other intangible assets	$39,802	$37,442	$39,802	$37,442

Weighted average equity, as reported	$55,940	$49,097	$55,013	$54,424
Weighted average equity, as adjusted	$62,299	$57,099	$60,776	$57,713
Weighted average equity, as adjusted ex Chubb goodwill and other intangible assets	$38,648	$36,848	$38,622	$37,757
ROE	23.6%	10.7%	16.4%	9.6%
Core operating ROTE	35.3%	18.2%	24.2%	17.0%
Core operating ROE	21.9%	11.7%	15.4%	11.1%
Private equities realized gains (losses), after-tax (1)	$140	$(203)	$523	$(274)
Impact of Private equities if included in Core operating ROE - Favorable (unfavorable) (1)	0.9 pts	-1.4 pts	0.9 pts	-0.4 pts

Reconciliation of Book Value and Tangible Book Value per Share to adjusted measures
			As Adjusted
	December 31 2023	September 30 2023	December 31 2022	QTD % Change	Full Year % Change
Book value	$59,507	$52,373	$50,519
Less: AOCI	(6,809)	(11,518)	(10,185)

Book value excluding AOCI	66,316	63,891	60,704
Tangible book value	35,654	28,923	30,064
Less: Tangible AOCI	(5,999)	(10,583)	(9,279)

Tangible book value excluding tangible AOCI	$41,653	$39,506	$39,343

Denominator: shares outstanding	405,269,637	407,984,339	414,594,856

Book value per share excluding AOCI	$163.64	$156.60	$146.42	4.5%	11.8%
Tangible book value per share excluding tangible AOCI	$102.78	$96.83	$94.90	6.1%	8.3%

(1) We record the change in the fair value mark and gains (losses) on sales of private equity funds as realized gains (losses) instead of investment income.

Reconciliation Non-GAAP 3	Page 31

Chubb Limited

Non-GAAP Financial Measures - 4

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio

The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

The following tables present the calculation of combined ratio, as reported, for each segment to P&C combined ratio, adjusted for catastrophe losses (Cats) and prior period development (PPD).

		North	North	North
		America	America	America	Overseas
		Commercial P&C	Personal P&C	Agricultural	General	Global		Total
Q4 2023		Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C
Numerator
Losses and loss expenses
Losses and loss expenses/policy benefits		$2,631	$877	$869	$1,623	$107	$148	$6,255
Realized (gains) losses on crop derivatives		-	-	2	-	-	-	2

Adjusted losses and loss expenses/policy benefits	A	$2,631	$877	$871	$1,623	$107	$148	$6,257

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(71)	(83)	(2)	(144)	-	-	(300)
Reinstatement premiums collected (expensed) on catastrophe losses		-	-	-	-	-	-	-

Catastrophe losses, gross of related adjustments		(71)	(83)	(2)	(144)	-	-	(300)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		192	(1)	6	123	3	(146)	177
Net premiums earned adjustments on PPD - unfavorable (favorable)		-	-	8	-	-	-	8
Expense adjustments - unfavorable (favorable)		6	-	-	-	(1)	-	5
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	3	-	3

PPD, gross of related adjustments - favorable (unfavorable)		198	(1)	14	123	5	(146)	193

CAY loss and loss expense ex Cats	B	$2,758	$793	$883	$1,602	$112	$2	$6,150

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$964	$374	$12	$1,147	$78	$112	$2,687
Expense adjustments - favorable (unfavorable)		(6)	-	-	-	1	-	(5)

CAY Policy acquisition costs and administrative expenses	D	$958	$374	$12	$1,147	$79	$112	$2,682

Denominator
Net premiums earned	E	$4,706	$1,452	$835	$3,226	$242		$10,461
Reinstatement premiums (collected) expensed on catastrophe losses		-	-	-	-	-		-
Net premiums earned adjustments on PPD - unfavorable (favorable)		-	-	8	-	-		8
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	3		3

Net premiums earned excluding adjustments	F	$4,706	$1,452	$843	$3,226	$245		$10,472

P&C combined ratio
Loss and loss expense ratio	A/E	55.9%	60.4%	104.4%	50.3%	44.1%		59.8%
Policy acquisition cost and administrative expense ratio	C/E	20.5%	25.8%	1.4%	35.6%	32.0%		25.7%

P&C combined ratio		76.4%	86.2%	105.8%	85.9%	76.1%		85.5%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	58.6%	54.7%	104.7%	49.7%	45.7%		58.7%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.4%	25.7%	1.4%	35.5%	31.9%		25.6%

CAY P&C combined ratio ex Cats		79.0%	80.4%	106.1%	85.2%	77.6%		84.3%

Combined ratio
Combined ratio								85.5%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								85.5%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 4	Page 32

Chubb Limited

Non-GAAP Financial Measures - 5

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Full Year 2023		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses

Losses and loss expenses/policy benefits		$11,256	$3,511	$2,869	$6,100	$426	$281	$24,443
Realized (gains) losses on crop derivatives		-	-	5	-	-	-	5

Adjusted losses and loss expenses/policy benefits	A	$11,256	$3,511	$2,874	$6,100	$426	$281	$24,448

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(710)	(669)	(39)	(403)	(7)	-	(1,828)
Reinstatement premiums collected (expensed) on catastrophe losses		-	-	-	-	-	-	-

Catastrophe losses, gross of related adjustments		(710)	(669)	(39)	(403)	(7)	-	(1,828)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		494	134	18	376	28	(277)	773
Net premiums earned adjustments on PPD - unfavorable (favorable)		78	-	6	-	-	-	84
Expense adjustments - unfavorable (favorable)		20	-	-	-	(1)	-	19
PPD reinstatement premiums - unfavorable (favorable)		-	(2)	-	-	8	-	6

PPD, gross of related adjustments - favorable (unfavorable)		592	132	24	376	35	(277)	882

CAY loss and loss expense ex Cats	B	$11,138	$2,974	$2,859	$6,073	$454	$4	$23,502

Policy acquisition costs and administrative expenses

Policy acquisition costs and administrative expenses	C	$3,765	$1,457	$149	$4,332	$301	$402	$10,406
Expense adjustments - favorable (unfavorable)		(20)	-	-	-	1	-	(19)

CAY Policy acquisition costs and administrative expenses	D	$3,745	$1,457	$149	$4,332	$302	$402	$10,387

Denominator
Net premiums earned	E	$18,416	$5,536	$3,169	$12,231	$962		$40,314

Reinstatement premiums (collected) expensed on catastrophe losses		-	-	-	-	-		-
Net premiums earned adjustments on PPD - unfavorable (favorable)		78	-	6	-	-		84
PPD reinstatement premiums - unfavorable (favorable)		-	(2)	-	-	8		6

Net premiums earned excluding adjustments	F	$18,494	$5,534	$3,175	$12,231	$970		$40,404

P&C combined ratio

Loss and loss expense ratio	A/E	61.1%	63.4%	90.7%	49.9%	44.3%		60.6%
Policy acquisition cost and administrative expense ratio	C/E	20.5%	26.3%	4.7%	35.4%	31.2%		25.9%

P&C combined ratio		81.6%	89.7%	95.4%	85.3%	75.5%		86.5%

CAY P&C combined ratio ex Cats

Loss and loss expense ratio, adjusted	B/F	60.2%	53.8%	90.1%	49.7%	46.8%		58.2%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.3%	26.3%	4.6%	35.4%	31.1%		25.7%

CAY P&C combined ratio ex Cats		80.5%	80.1%	94.7%	85.1%	77.9%		83.9%

Combined ratio

Combined ratio								86.5%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								86.5%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 5	Page 33

Chubb Limited

Non-GAAP Financial Measures - 6

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Q4 2022		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses/policy benefits		$2,849	$843	$725	$1,198	$105	$88	$5,808
Realized (gains) losses on crop derivatives		-	-	2	-	-	-	2

Adjusted losses and loss expenses/policy benefits	A	$2,849	$843	$727	$1,198	$105	$88	$5,810

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(158)	(162)	(12)	(67)	(1)	-	(400)
Reinstatement premiums collected (expensed) on catastrophe losses		(1)	(2)	-	(3)	-	-	(6)

Catastrophe losses, gross of related adjustments		(157)	(160)	(12)	(64)	(1)	-	(394)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		1	(1)	44	210	-	(87)	167
Net premiums earned adjustments on PPD - unfavorable (favorable)		5	-	9	-	-	-	14
Expense adjustments - unfavorable (favorable)		20	-	(1)	-	1	-	20
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	-	-	-

PPD, gross of related adjustments - favorable (unfavorable)		26	(1)	52	210	1	(87)	201

CAY loss and loss expense ex Cats	B	$2,718	$682	$767	$1,344	$105	$1	$5,617

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$911	$343	$1	$981	$71	$121	$2,428
Expense adjustments - favorable (unfavorable)		(20)	-	1	-	(1)	-	(20)

CAY Policy acquisition costs and administrative expenses	D	$891	$343	$2	$981	$70	$121	$2,408

Denominator
Net premiums earned	E	$4,462	$1,328	$621	$2,738	$210		$9,359
Reinstatement premiums (collected) expensed on catastrophe losses		1	2	-	3	-		6
Net premiums earned adjustments on PPD - unfavorable (favorable)		5	-	9	-	-		14
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	-		-

Net premiums earned excluding adjustments	F	$4,468	$1,330	$630	$2,741	$210		$9,379

P&C combined ratio
Loss and loss expense ratio	A/E	63.8%	63.5%	117.1%	43.7%	49.6%		62.1%
Policy acquisition cost and administrative expense ratio	C/E	20.5%	25.8%	0.1%	35.9%	34.0%		25.9%

P&C combined ratio		84.3%	89.3%	117.2%	79.6%	83.6%		88.0%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	60.8%	51.3%	122.0%	49.0%	49.5%		59.9%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.0%	25.8%	0.1%	35.8%	33.6%		25.7%

CAY P&C combined ratio ex Cats		80.8%	77.1%	122.1%	84.8%	83.1%		85.6%

Combined ratio
Combined ratio								88.0%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								88.0%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 6	Page 34

Chubb Limited

Non-GAAP Financial Measures - 7

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Full Year 2022		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses/policy benefits		$10,828	$3,186	$2,546	$5,252	$670	$363	$22,845
Realized (gains) losses on crop derivatives		-	-	11	-	-	-	11

Adjusted losses and loss expenses/policy benefits	A	$10,828	$3,186	$2,557	$5,252	$670	$363	$22,856

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(961)	(631)	(64)	(365)	(161)	-	(2,182)
Reinstatement premiums collected (expensed) on catastrophe losses		(1)	(2)	-	(3)	55	-	49

Catastrophe losses, gross of related adjustments		(960)	(629)	(64)	(362)	(216)	-	(2,231)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		562	186	61	448	(22)	(359)	876
Net premiums earned adjustments on PPD - unfavorable (favorable)		88	-	168	-	-	-	256
Expense adjustments - unfavorable (favorable)		24	-	(2)	-	1	-	23
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	(2)	-	(2)

PPD, gross of related adjustments - favorable (unfavorable)		674	186	227	448	(23)	(359)	1,153

CAY loss and loss expense ex Cats	B	$10,542	$2,743	$2,720	$5,338	$431	$4	$21,778

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$3,426	$1,348	$116	$3,888	$276	$385	$9,439
Expense adjustments - favorable (unfavorable)		(24)	-	2	-	(1)	-	(23)

CAY Policy acquisition costs and administrative expenses	D	$3,402	$1,348	$118	$3,888	$275	$385	$9,416

Denominator
Net premiums earned	E	$17,107	$5,180	$2,838	$10,803	$922		$36,850
Reinstatement premiums (collected) expensed on catastrophe losses		1	2	-	3	(55)		(49)
Net premiums earned adjustments on PPD - unfavorable (favorable)		88	-	168	-	-		256
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	(2)		(2)

Net premiums earned excluding adjustments	F	$17,196	$5,182	$3,006	$10,806	$865		$37,055

P&C combined ratio
Loss and loss expense ratio	A/E	63.3%	61.5%	90.1%	48.6%	72.6%		62.0%
Policy acquisition cost and administrative expense ratio	C/E	20.0%	26.0%	4.1%	36.0%	30.0%		25.6%

P&C combined ratio		83.3%	87.5%	94.2%	84.6%	102.6%		87.6%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	61.3%	52.9%	90.5%	49.4%	49.7%		58.8%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	19.8%	26.0%	3.9%	36.0%	31.8%		25.4%

CAY P&C combined ratio ex Cats		81.1%	78.9%	94.4%	85.4%	81.5%		84.2%

Combined ratio
Combined ratio								87.6%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								87.6%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 7	Page 35

Chubb Limited

Accounting Adoption

(in millions of U.S. dollars, except per share data)

(Unaudited)

New U.S. GAAP Accounting Standard Adopted in 2023

The company adopted the Long Duration Targeted Improvements (LDTI) standard applicable to its long-duration contracts, as required, on January 1, 2023, with a transition date of January 1, 2021. The company applied the modified retrospective transition method relating to its future policy benefits liabilities, and the associated deferred policy acquisition costs (DAC), and applied the retrospective basis to its liabilities for market risk benefits (MRB).

This financial supplement adjusts previously reported financial information for the quarters and years ended 2021 and 2022 for the implementation of LDTI. This guidance primarily impacted the company’s Life Insurance segment results, with key impacts to book value and net income reflecting the following provisions of the guidance:

1. Future policy benefits (FPB) - an annual review of cash flow assumptions used to measure the FPB, and periodic updates for historical experience, with updates recorded within the income statement. Additionally, FPBs are discounted using an upper-medium grade fixed income instrument yield, updated quarterly, with related changes in discounting the liability recognized in other comprehensive income (OCI);

2. Market risk benefits (MRB) - Under LDTI, the company’s reinsurance programs covering variable annuity guarantees (principally guaranteed minimum death benefits and guaranteed minimum income benefits) meet the definition of market-risk benefits (MRB). MRBs are required to be carried at fair value and the changes in fair value are presented separately within the income statement, with the exception of changes in fair value due to the company’s own credit (or non-performance) risk, which are recognized in OCI; and

3. Deferred policy acquisition costs (DAC) - DAC is amortized on a constant-level basis, independent of profitability on the underlying business.

As Adjusted results: results for prior periods presented in this report are in accordance with the new guidance.

The following tables presents a summary of the impact of LDTI on our previously reported results:

Consolidated Balance Sheets (As Adjusted vs. Reported)	December 31 2022	December 31 2021	January 1 2021
Retained earnings	$(29)	$38	$53
AOCI	8	(1,424)	(1,803)

Total shareholders’ equity	$(21)	$(1,386)	$(1,750)

Book value per common share	$(0.05)	$(3.25)	$(3.89)

Statement of Operations (As Adjusted)	4Q-22	3Q-22	2Q-22	1Q-22	Full Year 2022	Full Year 2021
Net income	$1,311	$792	$1,190	$1,953	$5,246	$8,525
Core operating income	$1,674	$1,314	$1,794	$1,647	$6,429	$5,586
Life Insurance segment income	$182	$252	$106	$121	$661	$427

Diluted earnings per share:
Net income	$3.13	$1.89	$2.80	$4.55	$12.39	$19.24
Core operating income	$4.00	$3.13	$4.22	$3.83	$15.18	$12.60

Statement of Operations (Reported)	4Q-22	3Q-22	2Q-22	1Q-22	Full Year 2022	Full Year 2021
Net income	$1,312	$812	$1,215	$1,974	$5,313	$8,539
Core operating income	$1,699	$1,331	$1,787	$1,640	$6,457	$5,569
Life Insurance segment income	$217	$271	$101	$115	$704	$418

Diluted earnings per share:
Net income	$3.13	$1.94	$2.86	$4.59	$12.55	$19.27
Core operating income	$4.05	$3.17	$4.20	$3.82	$15.24	$12.56

Statement of Operations (As Adjusted vs. Reported)	4Q-22	3Q-22	2Q-22	1Q-22	Full Year 2022	Full Year 2021
Net income	$(1)	$(20)	$(25)	$(21)	$(67)	$(14)
Core operating income	$(25)	$(17)	$7	$7	$(28)	$17
Life Insurance segment income	$(35)	$(19)	$5	$6	$(43)	$9

Diluted earnings per share:
Net income	$—	$(0.05)	$(0.06)	$(0.04)	$(0.16)	$(0.03)
Core operating income	$(0.05)	$(0.04)	$0.02	$0.01	$(0.06)	$0.04

Accounting Adoption	Page 36

Chubb Limited

Glossary

Chubb Limited Consolidated comprises all segments including Corporate.

P&C combined ratio: The sum of the loss and loss expense ratio, policy acquisition cost ratio and the administrative expense ratio excluding the Life insurance segment and including the realized gains and losses on the crop derivatives.

Book value per common share: Chubb shareholders’ equity divided by the shares outstanding.

Tangible book value per common share: Chubb shareholders’ equity less Chubb goodwill and other intangible assets, net of tax, divided by the shares outstanding.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Adjusted net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Total capitalization: The sum of the short-term debt, long-term debt, trust preferreds, and Chubb shareholders’ equity.

Cigna integration expenses: Cigna integration expenses comprise legal and professional fees and all other costs directly related to the integration activities primarily of the Cigna acquisition. Cigna integration expenses are incurred by the overall company and are therefore included in Corporate. These costs are not related to the on-going business activities of the segments and are therefore excluded from our definition of segment income.

Catastrophe losses (Cats): We generally define catastrophe loss events consistent with the definition of the Property Claims Service (PCS) for events in the U.S. and Canada. PCS defines a catastrophe as an event that causes damage of $25 million or more in insured losses and affects a significant number of insureds, including from pandemics such as COVID-19. For events outside of the U.S. and Canada, we generally use a similar definition. Catastrophe loss events are events that occurred in the current calendar year only. Changes in catastrophe loss estimates in the current calendar year that relate to loss events that occurred in previous calendar years are considered prior period development.

Prior period development (PPD) arises from changes to loss estimates recognized in the current year that relate to loss events that occurred in previous calendar years and excludes the effect of losses from the development of earned premium from previous accident years.

Reinstatement premiums are additional premiums paid on certain reinsurance agreements in order to reinstate coverage that had been exhausted by loss occurrences. The reinstatement premium amount is typically a pro rata portion of the original ceded premium paid based on how much of the reinsurance limit had been exhausted.

Net premiums earned adjustments within prior period development are adjustments to the initial premium earned on retrospectively rated policies based on actual claim experience that develops after the policy period ends. The premium adjustments correlate to the prior period loss development on these same policies and are fully earned in the period the adjustments are recorded.

Prior period expense adjustments typically relate to either profit commission reserves or policyholder dividend reserves based on actual claim experience that develops after the policy period ends. The expense adjustments correlate to the prior period loss development on these same policies.

Segment income (loss) includes underwriting income (loss), adjusted net investment income, other income (expense) – operating, and amortization expense of purchased intangibles.

Non-premium revenues and expenses included in Other income and expense, principally pertain to the management of third-party assets by Huatai Asset Management Co., Ltd. (HAM) and Huatai Baoxing, which are unrelated to Huatai Group’s core insurance operations. These revenues and expenses are recognized in the period in which the services are performed.

NM: Not meaningful.

Glossary	Page 37